As filed with the Securities and Exchange Commission on January 21, 2011

1933 Act File No. ______
1940 Act File No. 811-22521
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________

FORM N-2
(Check appropriate box or boxes)

☒           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

Neuberger Berman Flexible High Income Fund Inc.
(Exact name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158-0180
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 476-9000

Robert Conti, Chief Executive Officer
Neuberger Berman Flexible High Income Fund Inc.
605 Third Avenue, 2nd Floor
New York, NY  10158
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

With copies to:
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D. C. 20006
(Names and Addresses of Agents for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box …☐

It is proposed that this filing will become effective (check appropriate box)
  ☐  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered (1) (2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
Shares of Common Stock	50,000	$20.00	$1,000,000	$116.10

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2)	Includes 7,500 shares that may be offered by the Underwriters pursuant to an option to cover over-allotments.
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated [_____], 2011

PROSPECTUS	[Neuberger Berman Logo]

[_______] shares
Neuberger Berman Flexible High Income Fund Inc.
Common Stock
$20.00 per share

Investment Objective. Neuberger Berman Flexible High Income Fund Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.  The Fund’s investment objective is high current income consistent with capital preservation.

Investment Strategies. Under normal market conditions, the Fund will invest in secured and unsecured floating and fixed rate loans and bonds.  The Fund will invest primarily in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans and second lien or other subordinated or unsecured loans or debt issued by banks and other issuers; corporate bonds; and fixed rate securities of U.S. and non-U.S. issuers.  Under normal market conditions, a substantial portion of the Fund’s assets will consist of below investment grade debt securities and loans – i.e., rated Ba/BB or lower by a rating agency or, if unrated by a rating agency, determined to be of comparable quality.

Below investment grade quality debt securities (also called high-yield securities) are commonly referred to as “junk bonds.”  Securities of below investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.  There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”

No Prior History. Because the Fund is newly organized, it has no performance history and its shares of common stock (“Common Stock”) have no history of public trading. The common stock of closed-end management investment companies frequently trades at a discount from its net asset value. The risk of the Fund’s Common Stock trading at such a discount may be greater for investors expecting to sell their shares relatively soon after completion of the public offering.

(continued on following page)

The Fund’s investment strategy of investing in below-investment grade debt securities, and its expected use of leverage, involve a high degree of risk. You could lose some or all of your investment.  See “Risks” beginning on page 31.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

__________________________________

	Per Share	Total
Public Offering Price	$20.00	$[____]
Sales Load	$[____]	$[____]
Estimated Offering Expenses(1)	$[____]	$[____]
Proceeds to the Fund	$[____]	$[____]

(1)
Total expenses of organization and the Common Stock offering paid by the Fund (which do not include the sales load) are estimated to be $[_____], which represents $0.0[_] per share of Common Stock issued.  The Fund’s investment manager has agreed to pay organizational expenses and Common Stock offering costs of the Fund (other than sales load) that exceed $0.04 per share of Common Stock.

The underwriters expect to deliver the Common Stock to purchasers on or about [___], 2011.

[UNDERWRITERS]

[______], 2011

The Fund expects to list its Common Stock on the NYSE Amex under the symbol “[___].”

Investment Manager and Sub-adviser.  Neuberger Berman Management LLC (“NB Management”) will act as the Fund’s investment manager and Neuberger Berman Fixed Income LLC (“NBFI”) will act as the Fund’s sub-adviser (collectively, the investment manager and the sub-adviser are referred to as “Neuberger Berman”).  See “Management of the Fund.”

As of [______], 2010, Neuberger Berman and its affiliates had $[___] billion in assets under management and continue an asset management history that began in 1939.

Use of Leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, borrowings, credit facilities such as commercial paper, and the issuance of shares of preferred stock or notes.  Following the completion of the Fund’s initial public offering of Common Stock and subject to prevailing market conditions, the Fund currently intends to use financial leveraging instruments to obtain leverage representing approximately [25%] of the Fund’s capital immediately after their issuance; however, the Fund reserves the right to use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may use leverage by issuing shares of preferred stock so long as after their issuance, their liquidation preference plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of the Fund’s capital, including the amounts obtained through leverage.  Under the 1940 Act, the Fund may issue notes, borrow money or issue other debt securities in amounts up to 33 1/3% of the Fund’s capital, including the amounts obtained through leverage.  If the Fund obtains leverage, fees and expenses with respect to the financial leverage instruments, including fees and expense related to issuance and maintenance of the financial leverage instruments, will effectively be borne by the holders of Common Stock ("Common Stockholders") and result in a reduction of the paid-in capital attributable to the Common Stock. The Fund also may enter into other transactions that are not subject to the leverage limitations of the 1940 Act but that may give rise to a form of leverage including, among others, certain derivative transactions, covered reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.  By using leverage, the Fund will seek to obtain a higher return for Common Stockholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Use of Leverage,” “Risks – Risk of Leverage” and “Risks – Derivatives Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Common Stock, and retain it for future reference. A Statement of Additional Information, dated [_____], 2011, containing additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into, which means that it is a part of this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [__] of this Prospectus, by calling 877-461-1899 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

Shares of the Fund’s Common Stock are not a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters may also purchase up to [_____] additional shares of Common Stock at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments.

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information you should not rely on it.  The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. The Fund’s business, financial condition, results of operation and prospects may have changed since the date of this Prospectus.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	24
THE FUND	26
USE OF PROCEEDS	26
THE FUND’S INVESTMENTS	26
USE OF LEVERAGE	39
INTEREST RATE TRANSACTIONS	42
RISKS	45
MANAGEMENT OF THE FUND	64
PORTFOLIO TRANSACTIONS	66
NET ASSET VALUE	66
DISTRIBUTIONS	67
DISTRIBUTION REINVESTMENT PLAN	69
CLOSED-END FUND STRUCTURE	72
DESCRIPTION OF SHARES	73
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE ARTICLES OF INCORPORATION	75
REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND	78
TAX MATTERS	79
UNDERWRITING	82
CUSTODIAN AND TRANSFER AGENT	85
LEGAL OPINIONS	85
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	86

Until [______], 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this Prospectus and in the Statement of Additional Information. This summary does not contain all of the information that you should consider before investing in the Fund’s common stock. You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risks” and the Statement of Additional Information.

The Fund	Neuberger Berman Flexible High Income Fund Inc. (“Fund”) is a newly organized, diversified, closed-end management investment company. See “The Fund.”

The Offering
The Fund is offering [_______] shares of common stock (“Common Stock”) at $20.00 per share through a group of underwriters (the “Underwriters”) led by [_________].  You must purchase at least 100 shares of Common Stock ($2,000) in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to [______] additional shares of Common Stock to cover orders in excess of [_______] shares of Common Stock.  Neuberger Berman Management LLC (“NB Management”) has agreed to pay organizational expenses and Common Stock offering costs of the Fund (other than the sales load) that exceed $0.04 per share of Common Stock.  See “Underwriting.”

Investment Objective
The Fund’s investment objective is high current income consistent with capital preservation.  There can be no assurance that the Fund’s investment objective will be achieved.  The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental.  Any investment objective, policy or limitation that is not fundamental may be changed by the Fund’s board of directors (the “Board” or the “Board of Directors”) without stockholder approval.  See “The Fund’s Investments.”

Investment Strategies
Under normal market conditions, the Fund will invest in secured and unsecured floating and fixed rate loans and bonds. The Fund will invest primarily in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans and second lien or other subordinated or unsecured loans or debt issued by banks and other issuers; corporate bonds; and fixed rate securities of U.S. and non-U.S. issuers.  Under normal market conditions, a substantial portion of the Fund’s assets will consist of below investment grade debt securities and loans – i.e., rated Ba/BB or lower by a rating agency or, if unrated by a rating agency, determined by the Manager (as defined below) to be of comparable quality.

Below investment grade quality debt securities (also called high-yield securities) are commonly referred to as “junk bonds.”

The Fund may, for cash management purposes, during a reasonable start-up period following this offering and any offering involving Financial Leverage Instruments (as defined below), or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, in short-term money market instruments, or in debt securities. A reasonable start-up period following any offering would not be expected to exceed three months. See “The Fund’s Investments” and “Risks.”

Leverage
The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, borrowings, credit facilities such as commercial paper, and the issuance of shares of preferred stock or notes (collectively referred to herein as “Financial Leverage Instruments”).  The Fund also may enter into other transactions that may give rise to a form of leverage including, among others, certain derivative transactions and when-issued, delayed delivery and forward commitment transactions (collectively referred to herein as “Other Leverage Transactions”). There is no assurance that the Fund will utilize any form or combination of Financial Leverage Instruments or enter into Other Leverage Transactions.

Subject to approval of the Fund’s Board of Directors in light of market conditions and other factors, as soon as practicable after completion of this offering, the Fund currently intends to use Financial Leverage Instruments to obtain leverage representing approximately [25%] of the Fund’s capital immediately after their issuance; however, the Fund reserves the right to use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The liquidation preference of any preferred stock is not considered a liability or permanent equity. The use of Financial Leverage Instruments will leverage your investment in Common Stock. For purposes of this Prospectus, the Fund’s capital means the total assets of the Fund less all liabilities and indebtedness not representing senior securities.

Leverage involves special risks. There is no assurance that the Fund will utilize Financial Leverage Instruments or that, if used, the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of Financial Leverage Instruments or the use of other forms of leverage will result in a higher yield on your Common Stock.

The Fund expects the fees and expenses (including any interest or distribution expenses) of any Financial Leverage Instruments used to be lower than the yields on the additional debt securities that the Fund would purchase with the proceeds of the leverage. So long as the net rate of return on the Fund’s investments purchased with the proceeds of the leverage exceeds the fees and expenses payable on the Financial Leverage Instruments, such excess return will be available to pay higher distributions to holders of the Fund’s Common Stock (“Common Stockholders”). If not, the use of Financial Leverage Instruments could reduce the return to Common Stockholders. In the latter case, the Fund may nevertheless determine to maintain its leveraged position if it expects that the long-term benefits to the Common Stockholders of maintaining the leveraged position will outweigh the current reduced return.

Under the 1940 Act, the Fund may issue preferred stock so long as after their issuance, their liquidation preference plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of the Fund’s capital, including the amounts obtained through leverage.  Under the 1940 Act, the Fund may issue notes, borrow money or issue other debt securities in amounts up to 33 1/3% of the Fund’s capital, including the amounts obtained through leverage.  The guidelines of rating agencies that issue ratings on any Financial Leverage Instruments, including preferred stock or notes, may impose asset coverage or portfolio composition requirements on the Fund that are more stringent than those imposed on the Fund by the 1940 Act.  During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets (as defined below), which include the proceeds from any leverage, including the issuance of preferred stock or notes, or the amount of any borrowings.  Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.  The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of any outstanding Financial Leverage Instruments, as well as any fees and expenses of redeeming or unwinding them.

The net asset value of the Common Stock will be reduced by the underwriting fees and issuance costs of any Financial Leverage Instruments.  Once Financial Leverage Instruments are used, the net asset value and market price of the Common Stock and the yield to Common Stockholders will be more volatile.

The Fund also may enter into other transactions that may give rise to a form of leverage including, among others, certain derivative transactions, covered reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.  To the extent the Fund “covers” its obligations under these transactions, as described in this Prospectus, such transactions should not be treated as borrowings under the 1940 Act.  However, these transactions, even if covered, may rise to a form of leverage and may create risks similar to using Financial Leverage Instruments.

See “Use of Leverage,” “Description of Shares—Preferred Stock” and “Risks—Risk of Leverage.”

Interest Rate Transactions
In connection with the Fund’s anticipated use of leverage, the Fund may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in debt securities.  There is no assurance that any interest rate hedging transactions, if undertaken, will be successful and such transactions may adversely affect the Fund’s achievement of its investment objective and could enhance or harm the overall performance of the Fund.  See “Use of Leverage” and “Interest Rate Transactions.”

Distributions on Common Stock
The Fund intends to distribute its net investment income on a monthly basis and to distribute at least annually any net capital gains realized during the year.

The initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering of Common Stock, depending on market conditions and operations.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional shares of Common Stock under the Fund’s Distribution Reinvestment Plan.

Currently, the Fund intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per share of Common Stock, to be determined based on the projected performance of the Fund after its launch, subject to adjustment from time to time (“Level-Rate Distribution Policy”). The Level-Rate Distribution Policy may require certain distributions to be recharacterized as a return of capital.

The Fund has exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to adopt a managed distribution policy (“Managed Distribution Policy”). Pursuant to a Managed Distribution Policy, the Fund could make regular cash distributions to Common Stockholders, at a fixed rate per share of Common Stock or at a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain instances, return of capital.

If the Board determines to adopt a Managed Distribution Policy, the Fund would terminate its Level-Rate Distribution Policy.

The distribution rate that the Fund pays on its Common Stock will depend on a number of factors, including fees and expenses payable on any Financial Leverage Instruments. As portfolio and market conditions change, the rate of distributions on the Common Stock and the Fund’s distribution policy could be adjusted upward or downward from time to time.

See “Distributions” and “Distribution Reinvestment Plan.”

Neuberger Berman
NB Management will serve as the investment manager of the Fund. Subject to the general supervision of the Fund’s Board, NB Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. NB Management will receive a fee, payable monthly, in a maximum annual amount equal to [__]% of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”). The liquidation preference of any preferred stock is not considered a liability or permanent equity.

NB Management will retain Neuberger Berman Fixed Income LLC (“NBFI”) to serve as the Fund’s sub-adviser (collectively, the investment manager and the sub-adviser are referred to as “Neuberger Berman”), responsible for day-to-day management of the Fund.  NB Management (and not the Fund) will pay a portion of the fees it receives to NBFI in return for its services. In the Prospectus, the term “Manager” refers to NB Management or NBFI, as appropriate.

As of [_______], 2010, Neuberger Berman and its affiliates had $[___] billion in total assets under management and continue an asset management history that began in 1939.

Listing and Symbol	The Fund expects to list its Common Stock on the NYSE Amex under the symbol “[___].” See “Description of Shares—Common Stock.”

Custodian and Transfer Agent	[______] will serve as custodian of the Fund’s assets. [___] will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations
Newly Organized. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or history of public trading.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk. Your Common Stock at any point in time may be worth less than what you initially invested, even after taking into account the reinvestment of Fund dividends and other distributions.  Your investment in Common Stock will represent an indirect investment in debt securities owned by the Fund, substantially all of which are traded in the over-the-counter markets. The value of the Fund’s portfolio securities will fluctuate, sometimes rapidly and unpredictably.  The Fund currently intends to utilize leverage, which magnifies market risk.  See “Use of Leverage” and “Risks—Stock Market Risk.”

Risks of Below Investment Grade Securities. Below investment grade debt securities (also called “high-yield debt securities”) are commonly referred to as “junk bonds.”  Investment in high yield debt securities involves substantial risk of loss.  Below investment grade debt securities are considered predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity.  The market value of these securities tends to be volatile. Ratings of a security may not accurately reflect the actual credit risk associated with such security. To the extent that the rating assigned to a security is downgraded by any rating agency, the market price and liquidity of such security may be adversely affected.  If a negative perception of the high yield debt securities market develops, the price and liquidity of high yield debt securities could be depressed and this negative perception may last for a significant period of time. Issuers of below investment grade debt securities may be highly leveraged and may not have available to them more traditional methods of financing.  Below investment grade debt securities are less liquid than investment grade debt securities.  There are fewer dealers in the market for high-yield debt securities than for investment grade debt securities.  The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much higher than for high-quality instruments.  Under adverse market or economic conditions, the secondary market for high-yield debt securities may contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower-rated or unrated securities under these circumstances may be less than the prices used in calculating the Fund’s net asset value.  See “Risks—Risks of Investing in Below-Investment Grade Securities.”

Direct Debt Instruments Risk. Direct debt includes interests in loans arranged by banks and other financial institutions (collectively referred to herein as “Bank Loans”), notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The direct debt in which the Fund may invest may be rated below investment grade or, if unrated, considered by the Manager to be of comparable quality. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.  Consequently, the value of direct debt instruments with floating rates held by the Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment.

See “Risks—Risks of Direct Debt Instruments.”

Risks of Bank Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including Bank Loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Bank Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured Bank Loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Bank Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

●
Creditworthiness.  The Fund’s ability to receive payments in connection with Bank Loans depends on the financial condition of the borrower.  The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a Bank Loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

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Ratings.  Bank Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

●	Agents. Bank Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical Bank Loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of Bank Loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a Bank Loan or suffer a loss of principal and/or interest.

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Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a Bank Loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

Some Bank Loans are unsecured.  If the borrower defaults on an unsecured Bank Loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

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Liquidity. Bank Loans are generally subject to legal or contractual restrictions on resale.  Bank Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for Bank Loan interests.

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Prepayment Risk and Maturity.  Because many Bank Loans are repaid early, the actual maturity of Bank Loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay Bank Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate Bank Loans can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

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Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the Bank Loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding Bank Loan.

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Fees and Expenses.  Purchasers and sellers of Bank Loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential Bank Loan investments, including legal fees.

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Available Information. Bank Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific Bank Loan historically has been less extensive than if the Bank Loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

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Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

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Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

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Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

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Participation Interests – Intermediary Risk.  In a participation interest, the purchaser does not have any direct contractual relationship with the borrower.  If the Fund acquires a participation interest in a Bank Loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.

See “Risks—Risks of Bank Loans, Loan Assignments, and Loan Participations.”

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such borrower or issuer, and its condition may be changing rapidly. The Manager’s judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.  See "Risks—Distressed and Defaulted Securities Risk."

Credit Risk. Credit risk is the risk that an issuer of a debt security, or the counterparty to a derivative contract or other obligation, becomes unwilling or unable to meet its obligation to make interest and principal payments when due. In general, lower-rated debt securities carry a greater degree of credit risk and the prices of such securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-rated debt securities. Debt securities of below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of debt securities in which the Fund may invest would be more likely to decline, all other things being equal. With respect to the Fund's investments in loans, while a senior position in the capital structure of a borrower may provide some protection from credit risk, losses may still occur because the market value of a loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. If rating agencies lower their ratings of debt securities in the Fund’s portfolio, the value of those obligations could decline, which could reduce the asset coverage on any Financial Leverage Instruments used by the Fund and negatively impact the rating agencies’ ratings of such Financial Leverage Instruments and increase the fees and expenses that the Fund must pay on such Financial Leverage Instruments. Even if an issuer does not actually default, adverse changes in the issuer’s financial condition, management performance or financial leverage or a reduced demand for the issuer’s goods and services may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations and, correspondingly, the net asset value of the Fund.  See “Risks—Credit Risk.”

Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as debt securities will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.  Floating rate securities can be less sensitive to interest rate changes, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates.  Generally, the longer the maturity or duration of a fixed-income security, the more its value falls in response to a given rise in interest rates.  The Fund’s investment in such securities means that its net assets, market price, and the asset coverage for any Financial Leverage Instruments used by the Fund will tend to decline if market interest rates rise.  Fluctuations in the value of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. With respect to the Fund’s investments in floating rate loans, investments in such loans may reduce fluctuations in net asset value of the Fund resulting from changes in market interest rates; however, the rate of interest received by the Fund on floating rate securities it already owns will generally rise or fall with market rates. Interest rates are currently near historic lows, and the U.S. Government is pursuing policies intended to keep rates low. There can be no assurance that such low rates or government policies will continue. The Fund currently intends to utilize leverage, which magnifies the interest rate risks.  See “Risks—Interest Rate Risk.”

Reinvestment Risk. Income from the Fund’s investments will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Fund’s overall return or the Common Stock’s market price.

Call Risk. Some debt securities allow the issuer to call them for early repayment.  Issuers of such securities will often call them when interest rates are low or declining.  To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline.  In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

Variable and Floating Rate Risk. The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or when there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Counterparty Risk. The Fund will be subject to various risks, including credit risk, with respect to counterparties in connection with certain types of investment transactions, including transactions in certain options and other derivatives (such as interest rate swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a debt security is sold in the market, the amount received by the Fund is less than the value of such debt security carried on the Fund’s books.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings Ltd. (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk. In the wake of the financial crisis, some rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded.

Risks of Leveraged Structure. The Fund’s anticipated use of leverage will create special risks not associated with unleveraged funds having a similar investment objective and policies. These include greater volatility of the net asset value and market price of Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the leverage, are borne entirely by the Common Stockholders, as the aggregate principal amount or the aggregate liquidation preference associated with any leverage will have a senior claim on the assets of the Fund. In addition, increases and decreases in the value of the Fund’s portfolio investments will be magnified when the Fund uses leverage.  Common Stock income may fall if the financing costs of the leverage increase and may fluctuate as those financing costs vary. The use of leverage will increase the operating cost of the Fund, which may reduce the Fund’s total return.  The costs of using leverage are borne entirely by the Fund’s Common Stockholders.  The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease the leverage of the Fund to meet regulatory or rating agency requirements or may voluntarily decrease the leverage of the Fund.  Certain types of borrowing may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Stock in certain instances.

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay distributions, pay interest, pay other fees and expenses or meet its asset coverage requirements on any Financial Leverage Instruments used by the Fund.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. See “Risks—Risk of Leverage.”

Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock.  As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company’s common stockholders.  Consequently, an issuer’s convertible securities generally entail less risk than its common stock.  However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.  See “Risks—Convertible Security Risk.

Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk (the risk that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities) and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration) to a greater degree than many other debt securities. Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.  In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.  See “Risks—Asset-Backed Securities Risk.

Collateralized Loan Obligations (“CLOs”). CLOs are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests. In addition, CLOs carry risks including, but not limited to, interest rate risk and credit risk, including the risk of default.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying high-yield security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. If the Fund is using a derivative to reduce its exposure to other risks, the failure of a counterparty may leave the Fund more exposed to those other risks. In addition, in the event of the insolvency of a counterparty to a derivative, transaction, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Common Stockholders on distributions made to them. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Interest Rate Transactions Risk. If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the net asset value of the Common Stock. See “Interest Rate Transactions” and “Risks—Interest Rate Transactions Risk.”

Risks of Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments.  This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis.  However, when interest rates rise, their value falls more dramatically.  Other discount obligations and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.  Because federal tax law requires that accrued original issue discount and “interest” on pay-in-kind securities be included currently in the Fund’s income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.

Risks of Repurchase Agreements.  Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under policies adopted by the Board of Directors, the Manager reviews and monitors the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty’s obligation under a repurchase agreement are generally collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Risks of Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.  There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquidity Risk. The Fund may invest in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund’s net asset value. The sale of illiquid securities often requires more time and may result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities that are illiquid and may be prohibited from disposing of such securities for specified periods of time. Restricted securities that are illiquid may sell at prices that are lower than, and may entail registration expenses and other costs that are higher than those for, similar securities. Similar risks are associated with certain derivatives in which the Fund may invest.

Some loans in which the Fund may invest are not readily marketable and may be subject to restrictions on resale. Loans are not listed on any national securities exchange and no active trading market may exist for the loans in which the Fund will invest. Where a secondary market exists, the market for some loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

Because affiliates of, or persons related to, the Manager may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Investments in Equity Securities Incidental to Investments in Bank Loans. From time to time the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Bank Loan or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in Bank Loans entail certain risks in addition to those associated with investments in Bank Loans. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Bank Loans of the same borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may from time to time possess material non-public information about a borrower as a result of its ownership of a Bank Loan of a borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk. The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information about the issuer, the markets or the local government or economy will be unavailable, incomplete or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. Over a given period of time, foreign securities may underperform U.S. securities – sometimes for years. The Fund could also underperform if it invest in countries or regions whose economic performance falls short. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.  See “Risks—Foreign Securities Risk.”

Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. In addition, the values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Although equity securities have historically generated higher average total returns than debt securities over the long-term, equity securities also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. Because many investors purchase equity securities with borrowed money, an increase in interest rates generally brings a decline in equity prices.

Portfolio Turnover. The Fund may engage in active and frequent trading when considered appropriate by the Manager, which would cause the Fund to have a high portfolio turnover rate.  This may result in increased transaction costs and realized capital gains.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses that are borne by the Fund, which would reduce the amount of income available for distributions or interest payments. See “The Fund’s Investments—Investment Strategies and Parameters of the Fund’s Portfolio—Portfolio Turnover.”

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.  High yield debt securities tend to be more volatile than investment grade debt securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund’s portfolio than on investment grade debt securities. See “Risks—Terrorism Risks.”

Recent Market Conditions. Recent events have resulted in debt instruments experiencing unusual liquidity issues, increased price volatility, widening credit spreads, a lack of price transparency and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, have made it more difficult for borrowers to obtain financing on attractive terms, if at all, and may make it more difficult for certain issuers of debt instruments to finance their operations.  In addition, issuers of debt securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. As a result, the value of many types of debt securities has been reduced and these developments may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Volatility in the credit markets may directly and adversely affect the setting of distribution rates on the Common Stock. Liquidity and volatility in the credit markets may make valuation of some of the Fund’s high-yield debt securities and asset-backed securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Securities in which the Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments, the Fund may suffer a loss.  During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate debt securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Changes in government policy may exacerbate the market’s difficulties. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Market Price Discount From Net Asset Value of Shares. The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable, which enables the Manager normally to invest substantially all of the Fund’s assets in pursuit of the Fund’s investment objective and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Stock will trade at, above or below net asset value. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risks—Market Price Discount from Net Asset Value.”

Secondary Market for the Common Stock. The issuance of Common Stock through the Fund’s distribution reinvestment plan may have an adverse effect on the secondary market for the Common Stock. The increase in the number of shares outstanding of Common Stock resulting from issuances pursuant to the Fund’s distribution reinvestment plan and the discount to the market price at which such Common Stock may be issued, may put downward pressure on the market price for the Common Stock. Common Stock will not be issued pursuant to the distribution reinvestment plan at any time when Common Stock is trading at a lower price than the Fund’s net asset value per share of Common Stock. When the Common Stock is trading at a premium, the Fund may also issue Common Stock that may be sold through private transactions effected on the NYSE Amex or through broker-dealers. The increase in the number of shares of outstanding Common Stock resulting from these offerings may put downward pressure on the market price for shares of Common Stock.

Temporary Defensive Strategies Risk. When the Manager anticipates unusual market or other conditions, the Fund may temporarily depart from it principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, Common Stockholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation (the “Articles”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions include: (1) super-majority vote requirements for certain transactions, (2) limitations on derivative actions by stockholders and restrictions on the forum for litigation in actions against the Fund and (3) limitations on the ability of stockholders to own in excess of (a) 9.8% of Common Stock or any other class or series of the Fund’s capital stock that the Board may designate or (b) 9.8% of the aggregate of all Common Stock and such other classes or series of the Fund’s capital stock so designated by the Board.  If the Fund were converted to open-end status, the Fund would have to redeem any Financial Leverage Instruments issued.  The Fund has opted in to the Maryland Business Combination Act, which in general prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder. The Fund has also adopted other anti-takeover measures. Holders of Common Stock may therefore be less likely to experience the temporary increase in stock price that often accompanies an attempted take-over, merger, or open-ending. See “Anti-Takeover and Other Provisions in the Articles of Incorporation” and “Risks—Anti-Takeover Provisions.”

SUMMARY OF FUND EXPENSES

The table below and the expenses shown assume that the Fund utilizes leverage through the use of Financial Leverage Instruments in an amount equal to approximately 25% of the Fund’s total assets (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Stock.  Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Stock, but assumes that no leverage is utilized by the Fund (such as will be the case prior to the Fund’s currently expected use of Financial Leverage Instruments).

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Expenses Borne by the Fund (1)(2)	[___]%
Distribution Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Stock (assumes Financial Leverage Instruments are used)(4)
Annual Expenses
Management Fees	[___]%
Interest Payments on Borrowed Funds	[___]%
Other Expenses	[___]%
Total Annual Expenses	[___]%

(1) NB Management has agreed to pay organizational expenses and offering costs of the Common Stock of the Fund (other than the sales load) that exceed $0.04 per share of Common Stock ([___]% of the Common Stock offering price).

(2) If the Fund uses Financial Leverage Instruments, costs associated with the use of those Financial Leverage Instruments, estimated to be approximately [___]% of the total amount of the Financial Leverage Instruments, will be borne immediately by Common Stockholders and will result in the reduction of the net asset value of the Common Stock. Assuming the use of Financial Leverage Instruments in an amount equal to 25% of the Fund’s total assets (after their issuance) these offering costs are estimated to be approximately $[_______] or $0.[__] per share of Common Stock (0.[__]% of the Common Stock offering price).

(3) You will pay brokerage charges if you direct the Plan Agent to sell your Common Stock held in a distribution reinvestment account. See “Distribution Reinvestment Plan.”

(4) The table presented in this footnote estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Stock but, unlike the table above, assumes that the Fund does not utilize any form of leverage, as would be the case, for instance, prior to the Fund’s currently expected use of Financial Leverage Instruments. In accordance with these assumptions, the Fund’s expenses would be estimated as follows:

Percentage of Net Assets Attributable to Common Stock (assumes no Financial Leverage Instruments are used)
Annual Expenses
Management Fees	[___]%
Interest Payments on Borrowed Funds	None
Other Expenses	[___]%
Total Annual Expenses	[___]%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately [___] million shares of Common Stock. If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase. See “Management of the Fund” and “Distribution Reinvestment Plan.”

Example:

As required by SEC regulations, the following example illustrates the expenses (including the sales load of $45, estimated expenses of this offering of $[_] and the estimated costs associated with the use of Financial Leverage Instruments of $[_] assuming Financial Leverage Instruments are used representing 25% of the Fund’s total assets (after issuance)) that you would pay on a $1,000 investment in Common Stock, assuming (1) Total Annual Expenses of [___]% of net assets attributable to Common Stock and (2) a 5% annual return:(1)

Cumulative Expenses Paid for a Period of:
	1 Year(2)	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods	$[__]	$[__]	$[__]	$[__]

(1)
The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

(2)	For purposes of this table, year 1 is assumed to be from commencement of operations through [________], 2011.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on January 20, 2011 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. As a newly organized entity, the Fund has no operating history or history of public trading. Its principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.

USE OF PROCEEDS

The net proceeds of the offering of Common Stock will be approximately $[____] ($[____] if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay all of its organizational expenses and Common Stock offering costs (other than the sales load) up to $0.04 per share of Common Stock, and NB Management has agreed to pay all of the Fund’s organizational expenses and Common Stock offering costs (other than sales load) that exceed $0.04 per share of Common Stock.  The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering.  Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is high current income consistent with capital preservation.  There can be no assurance that the Fund will achieve its investment objective.  The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental.  Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval.

Investment Strategies and Parameters of the Fund’s Portfolio

Under normal market conditions, the Fund will invest in secured and unsecured floating and fixed rate loans and bonds. The Fund will invest primarily in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans and second lien or other subordinated or unsecured loans or debt issued by banks and other issuers; corporate bonds; and fixed rate securities of U.S. and non-U.S. issuers.  Under normal market conditions, a substantial portion of the Fund’s assets will consist of below investment grade debt securities and loans – i.e., rated Ba/BB or lower by a rating agency or, if unrated by a rating agency, determined by the Manager to be of comparable quality.

Portfolio Composition

High-yield Debt Securities.  High-yield debt securities are debt securities rated below investment grade (BB/Ba or the equivalent) or unrated debt securities deemed by the Manager to be of comparable quality.  These securities typically offer investors higher yields than other debt securities.  The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers.  Below investment grade quality debt securities are commonly referred to as “junk bonds.”  Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.  The issuers of these securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade issuers. Such issues may be in default or there may be present elements of danger with respect to principal or interest.  In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below investment grade rating to the same security, the Manager will determine which rating it considers more appropriate and categorize the security accordingly.  For a description of security ratings, see Appendix B of the Statement of Additional Information.

High-yield debt securities include debt obligations of all types issued by U.S and non-U.S. corporate and governmental issuers, including bonds, debentures, direct debt instruments and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security.  The high-yield debt securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate features.  The Fund will invest in high-yield debt securities of a broad range of issuers and industries.

Corporate Debt Securities.  Corporate debt securities are debt obligations issued by corporations and may include high-yield debt securities.  Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes.  If a debt security is unsecured, it is known as a debenture.  Holders of debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate debt securities may be fixed or floating, or the debt securities may be zero coupons.  Interest on corporate debt securities is typically paid semi-annually and is fully taxable as ordinary income to the bondholder.  Corporate debt securities contain elements of both interest-rate risk and credit risk. Corporate debt securities usually yield more than government or agency debt securities due to the presence of credit risk.

Direct Debt Instruments.  Direct debt includes interests in Bank Loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments. The direct debt instruments in which the Fund may invest may be rated below investment grade or, if unrated by either of those entities, considered by the Manager to be of comparable quality. Direct debt determined to be below investment grade will be included in the Fund’s calculation of its investments in high yield debt securities. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates.

Senior Loans. Senior, secured floating and fixed rate loans (“Senior Loans”) hold the most senior position in the capital structure of the borrower, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Senior Loans may have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Loans may not be rated by a rating agency. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Manager will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Manager does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

Senior Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower. See "Risks—Illiquidity Risk," "Risks—Risk of Direct Debt Instruments," and “Risks—Risks of Bank Loans, Loan Assignments, and Loan Participations.”

The floating or variable rate feature of certain Senior Loans is a significant difference from typical debt investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in debt securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a debt portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a debt portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Manager expects the Fund's policy of acquiring interests in floating rate Senior Loans may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

The Fund may purchase and retain in its portfolio Senior Loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

Direct Assignments.  The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations.  The Fund may also purchase, without limitation, participations in Senior Loans. The participation by the Fund in a lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk of both the borrower and the institution that sells the participation. The participation interests in which the Fund intends to invest may not be rated by any rating agency.

The Manager may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Manager will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Pre-Funded Letter of Credit Loans.  The Fund may purchase participations in prefunded letter of credit loans (a "prefunded L/C loan"). A prefunded L/C loan is a facility created by the borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender's obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the borrower. Generally, the borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

When the borrower needs funds, it may draw against the prefunded L/C loan and the agent bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. In addition, the Fund may also receive a fee, typically similar to the spread paid on the borrower's institutional loan. Participations by the Fund in a prefunded L/C loan typically will result in the Fund having a contractual relationship only with the agent bank, not with the borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the borrower. In connection with purchasing the participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the borrower with the terms of the prefunded L/C loan. As a result, the Fund may assume the credit risk of both the borrower and the agent bank selling the participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling a participation in a prefunded L/C loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Subordinated Loans. The Fund may invest in second lien or other subordinated or unsecured floating rate or fixed rate debt (“Subordinated Loans”), which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior

Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Distressed and Defaulted Securities. The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, the Fund may also invest in "debtor-in-possession" loans ("DIP Loans") newly issued in connection with "special situation" restructuring and refinancing transactions. DIP Loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Manager believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Distressed and defaulted securities generally present the same risks as investment in below investment grade securities. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on distressed securities may be in default. Distressed securities present a risk of loss of principal value, including potentially a total loss of value. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what the Manager believes to be the ultimate value of such obligations.

Asset-Backed Securities.  The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided.

The underlying financial assets (such as loans) may be subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

CLOs.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value” and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

If interest rates rise, debt security prices generally fall; if interest rates fall, these debt security prices generally rise.  Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities.

This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as “interest rate risk.”

Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations.  The Fund may invest in zero coupon securities, pay-in-kind securities and discount obligations.  These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount.  These discount obligations involve special risk considerations.  Zero coupon securities are issued and traded at a significant discount from their face amount or par value.  This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon securities are redeemed at face value when they mature.  The discount on zero coupon securities (“original issue discount” or “OID”) must be taken into income by the Fund as it accrues prior to the receipt of any actual payments.  Pay-in-kind securities pay interest through the issuance of additional securities.

Repurchase Agreements.  The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under policies adopted by the Board of Directors, the Manager reviews and monitors the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty’s obligation under a repurchase agreement are collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreement.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Foreign Securities. The Fund may not invest more than 30% of the value of its total assets in securities of foreign issuers in industrialized countries other than the United States.

• U.S. Dollar-Denominated Foreign Debt Securities.  These are securities of foreign issuers (including corporations, banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.  It may be difficult to invoke legal process or to enforce contractual obligations abroad.

• Foreign Currency-Denominated Securities. Foreign currency-denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers’ acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures.  In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies.  Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

American Depositary Receipts.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.  If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that at the time of purchase by the Fund are not readily marketable), which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has delegated to the Manager the day-to-day determination of the illiquidity of certain securities held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Manager to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will be priced at fair value as determined in good faith by the Manager acting pursuant to procedures adopted by the Board of Directors. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See “Net Asset Value.” If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps the Manager deems advisable, if any, to protect liquidity.

As discussed below under “Interest Rate Transactions,” the Fund currently intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. The Fund will not treat such amounts as illiquid.

Common Equity Securities, Preferred Equity Securities and Convertible Securities. The Fund may invest in common equity securities, preferred equity securities and convertible securities.

• Common Equity Securities. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so.

• Preferred Equity Securities. Preferred equity securities generally have a preference as to dividends and liquidation over an issuer’s common equity securities but rank junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred equity securities are payable only if declared by the issuer’s board of directors. Preferred equity securities also may be subject to optional or mandatory redemption provisions. Preferred equity securities in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

• Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

The relative investment in common stock, preferred stock and convertible securities are subject to market conditions at the time of such initial investment, the current market prices of such securities and the Manager’s views on the marketplace for such securities. The Fund’s portfolio composition can be expected to vary over time based on the Manager’s assessment of market conditions.

Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering and any offering of involving Financial Leverage Instruments, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of money market funds that are managed by the Manager or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objective. A reasonable start-up period following any offering would not be expected to exceed three months.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

Portfolio Turnover

The Fund may engage in active and frequent trading when considered appropriate by the Manager, which may cause the Fund to have a high portfolio turnover rate.  This may result in increased transaction costs and realized capital gains.  There are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund, which would reduce the amount of income available for distributions or interest payments. High portfolio turnover may result in the Fund’s realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See “Tax Matters.”

The Manager’s Approach to Securities Selection

●
Independent Credit Analysis.  Before a security becomes a portfolio holding, it is subjected to an independent credit analysis by the Fund’s portfolio management group. The portfolio management group seeks to manage default risk and volatility in the high-yield market. The portfolio management group may change its focus with respect to credit quality and maturity criteria from time to time as it deems appropriate.  Other characteristics they look for include: companies with a strong operating history; stable or growing cash flows; a management team committed to reducing leverage; and a solid asset base.

●
A Bottom-Up Approach to Portfolio Construction.  After narrowing the universe of high-yield securities to potential investments that meet its credit quality and maturity criteria, the group uses a bottom-up fundamental analysis approach to select Fund holdings. In seeking to identify investments, they conduct a relative value analysis of issuers, emphasizing security selection and top-down sector management. Overall portfolio structure and risk exposure are controlled through diversification and portfolio analysis. The portfolio will be broadly invested in a large number of issuers and industries.

●
Risk Management And Sell Discipline.  The portfolio management group also tracks the portfolio’s performance and portfolio statistics relative to the applicable benchmark indexes on a daily basis. By constantly monitoring its performance, they can determine if it is performing as expected. Each security in the portfolio is also monitored on a daily basis. The portfolio management group does not hesitate to sell when company, credit or market conditions warrant such action, but the group is not obligated to sell securities under any particular circumstances.

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Stock and, if issued, preferred stock voting as a single class, as well as by the vote of a majority of the outstanding preferred stock tabulated separately. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See “Investment Objective, Policies and Limitations” and “Investment Strategies, Techniques and Risks” in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See “Description of Shares—Preferred Stock—Voting Rights” and the Statement of Additional Information under “Description of Shares—Preferred Stock—Voting Rights” for additional information with respect to the voting rights of holders of preferred stock.

The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund’s utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Stockholders or the Fund’s ability to achieve its investment objective.

USE OF LEVERAGE

Subject to market conditions and other factors, as soon as practicable after the completion of the offering of the Common Stock, the Fund currently intends to use Financial Leverage Instruments to obtain leverage representing approximately [25%] of the Fund’s capital immediately after their issuance; however, the Fund reserves the right to use leverage to the extent permitted by the 1940 Act. The Financial Leverage Instruments will have complete priority upon distribution of assets over the Common Stock.  The issuance of Financial Leverage Instruments will leverage the Common Stock. Leverage involves special risks, and there is no assurance that the Fund’s leveraging strategies will be successful.  The timing and other terms of the offering of Financial Leverage Instruments will be determined by the Fund’s Board of Directors.  If the Fund uses Financial Leverage Instruments, costs of that offering will effectively be borne by Common Stockholders and result in a reduction of the paid-in capital attributable to the Common Stock.  See “Summary of Fund Expenses” above. The Fund expects to invest the net proceeds of any Financial Leverage Instruments used in accordance with the investment program described in this Prospectus.

The Fund expects that fees and expenses (including any interest or distribution expenses) of any Financial Leverage Instruments used to be lower than the yields on the additional debt securities that the Fund would purchase with the proceeds of the leverage. So long as the net rate of return on the Fund’s investments purchased with the proceeds of the leverage exceeds the fees and expenses payable on the Financial Leverage Instruments, the leverage will allow Common Stockholders to receive a higher current rate of return than if the Fund were not leveraged. If not, however, the use of Financial Leverage Instruments could reduce the distribution yields and returns to Common Stockholders. In the latter case, the Fund may nevertheless determine to maintain its leveraged position if it expects that the long-term benefits to the Common Stockholders of maintaining the leveraged position will outweigh the current reduced return.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage) will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged.  During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which include the proceeds from the use of Financial Leverage Instruments.  Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.  The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of any Financial Leverage Instruments.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s capital is at least 200% of the liquidation value of the outstanding preferred stock plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s capital satisfies the above-referenced 200% coverage requirement. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has preferred stock outstanding, two of the Fund’s Directors will be designated for election by the preferred stockholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common Stockholders and preferred stockholders voting together as a single class. In the event the Fund failed to pay distributions on preferred stock for two consecutive years, preferred stockholders would be entitled to elect a majority of the Directors of the Fund. For purposes of this Prospectus, the Fund’s “capital” means the total assets of the Fund less all liabilities and indebtedness not representing preferred stock or other senior securities. The liquidation preference of the preferred stock is not a liability or permanent equity.

Under the 1940 Act, the Fund generally is not permitted to issue notes, borrow money or issue other debt securities, unless immediately after such issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by the notes, borrowing or other debt securities is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Stock unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by notes, borrowings or other debt securities is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund issues notes, borrows money or issues other debt securities, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding notes, borrowings or other debt securities to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

If the Fund uses Financial Leverage Instruments and one or more rating agencies issue ratings for the Financial Leverage Instruments, the Fund may be subject to certain restrictions imposed by guidelines of those agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, to the extent that the Fund believes that the covenants and guidelines required by these agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain a rating on Financial Leverage Instruments, the Fund may not use Financial Leverage Instruments.

If the Fund borrows money, it may be subject to certain restrictions imposed by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions would impede the Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

During the time in which the Fund is utilizing leverage, the amount of the fees paid to NB Management for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets. Because fees and expenses of Financial Leverage Instruments would be paid by the Fund at a specified rate, only the Fund’s Common Stockholders would bear the Fund’s fees and expenses.

Unless and until the Fund utilizes leverage, the Common Stock will not be leveraged and this section will not apply.

Effects of Leverage

Assuming (1) that the proceeds from leverage will represent in the aggregate approximately 25% of the Fund’s total assets after the issuance of such leverage, and (2) the Fund will pay fees and expenses (including distributions or interest payments) with respect to such leverage at an annual average rate of [__]%, then the incremental income generated by the Fund’s portfolio (net of estimated expenses, including expenses related to the leverage) must exceed approximately [___]% to cover such fees and expenses specifically related to the leverage. Of course, these numbers are merely estimates, used for illustration. Actual fees and expenses of leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of leverage representing approximately 25% of the Fund’s total assets after such issuance, and the Fund’s currently projected rate of fees and expenses (including distributions or interest payments) with respect to such leverage at an annual average rate of [__]%.  See “Risks.”  The table does not reflect any offering costs of Common Stock or Financial Leverage Instruments.

Assumed Portfolio Total Return	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Stock Total Return	([___]%)	([___]%)	([___]%)	[___]%	[___]%

Common Stock total return is composed of two elements—the Common Stock distributions paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

Other Forms of Leverage

In addition to the use of Financial Leverage Instruments, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include, among others, certain derivative transactions, covered reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.  To the extent the Fund “covers” its obligations under these transactions (i.e., the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations), such transactions should not be treated as borrowings under the 1940 Act.  However, these transactions, even if covered, may have rise to a form of leverage and may create risks similar to using Financial Leverage Instruments.

By adding additional leverage, these strategies have the potential to increase returns to Common Stockholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of distributions or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure.

Swaps and Caps

In connection with the Fund’s anticipated use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s leverage. The payment obligation would be based on the notional amount of the swap.

Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps with the intent to eliminate the risk that an increase in short-term interest rates could have on Common Stock net earnings, including as a result of leverage.

The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will not treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Stock. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Common Stock. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Stock net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Stock net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Stock by limiting the Fund’s leverage expense during the terms of the cap. Buying interest rate caps could also decrease the net earnings of the Common Stock if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Stock.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Manager will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Stock.

The Fund may choose or be required to decrease the amount of its Financial Leverage Instruments. Such a reduction would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

Futures and Options on Futures

The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund anticipates that it will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

The Fund may purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer’s futures contract margin account. If the Fund sells (“writes”) options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Stock at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.

Newly Organized

The Fund is newly organized and has no operating history or history of public trading.

Investment Risk

An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

Market Risk

Your investment in Common Stock will represent an indirect investment in debt securities owned by the Fund, substantially all of which are traded in the over-the-counter markets. The value of the Fund’s portfolio securities in which the Fund will invest, will fluctuate from day to day, sometimes rapidly and unpredictably, and may—either in the near term or over the long run—decline in value. The value of the Common Stock may be affected by a decline in financial markets in general.

The Fund currently intends to utilize leverage, which magnifies market risk. See “—Risk of Leverage” below.

Risks of Investing in Below Investment Grade Securities

Below investment grade debt securities (also called “high-yield debt securities”) are commonly referred to as “junk bonds.”  Investment in high yield debt securities involves substantial risk of loss.  Below investment grade debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. Issuers of below investment grade debt securities may be highly leveraged and may not have available to them more traditional methods of financing.  An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.  If interest rates rise sharply, the number of defaults by below investment grade debt securities is likely to increase.  Ratings of a security may not accurately reflect the actual credit risk associated with such security. To the extent that the rating assigned to a security is downgraded by any rating agency, the market price and liquidity of such security may be adversely affected.

The prices of below investment grade securities have been found to be less sensitive to interest rate changes than investment grade investments but more sensitive to adverse economic downturns or individual corporate developments.  Since investors generally perceive that there are greater risks associated with below investment grade securities, the yields and prices of such securities may tend to fluctuate more than those for investment grade securities.  In the below investment grade segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in investment grade segments of the debt securities market, resulting in greater yield and price volatility.

If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery.  In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations.  In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary markets in which below investment grade securities are traded may be less liquid than the market for investment grade securities.  There are fewer dealers in the market for below investment grade securities than investment grade obligations.  The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher-quality instruments.  Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund.  Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below investment grade securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Risks of Direct Debt Instruments

Direct debt includes interests in Bank Loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The direct debt in which the Fund may invest may be rated below investment grade by a rating agency (BB/Ba or lower) or, if unrated by a rating agency, considered by the Manager to be of comparable quality. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.  Consequently, the value of direct debt instruments held by a Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment.

Risks of Bank Loans, Loan Assignments, and Loan Participations

Floating rate securities, including Bank Loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Bank Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured Bank Loans.  Bank Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

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Creditworthiness.  The Fund’s ability to receive payments in connection with Bank Loans depends on the financial condition of the borrower.  The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a Bank Loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

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Ratings.  Bank Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

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Agents.  Bank Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical Bank Loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of Bank Loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a Bank Loan or suffer a loss of principal and/or interest.

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Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a Bank Loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

Some Bank Loans are unsecured.  If the borrower defaults on an unsecured Bank Loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

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Liquidity. Bank Loans are generally subject to legal or contractual restrictions on resale.  Bank Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for Bank Loan interests.

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Prepayment Risk and Maturity.  Because many Bank Loans are repaid early, the actual maturity of Bank Loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay Bank Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate Bank Loans, can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

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Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the Bank Loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding Bank Loan.

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Fees and Expenses.  Purchasers and sellers of Bank Loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential Bank Loan investments, including legal fees.

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Available Information. Bank Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific Bank Loan historically has been less extensive than if the Bank Loan were registered or exchange traded.

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Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

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Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

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Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

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Participation Interests – Intermediary Risk.  In a participation interest, the purchaser does not have any direct contractual relationship with the borrower.  If the Fund acquires a participation interest in a Bank Loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such borrower or issuer. The Manager’s judgments about the credit quality of the borrower or issuer and the relative value of its securities may prove to be wrong. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.

Credit Risk

The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or distributions, and the prices of such securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Debt securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of debt securities in which the Fund may invest would be more likely to decline, all other things being equal.  With respect to the Fund's investments in loans, while a senior position in the capital structure of a borrower may provide some protection from credit risk, losses may still occur because the market value of a loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions.

If rating agencies lower their ratings on debt securities in the Fund’s portfolio, the value of those obligations could decline, which could negatively impact the rating agencies’ ratings of any Financial Leverage Instruments used by the Fund and increase the fees and expenses that the Fund must pay on such Financial Leverage Instruments. Even if an issuer does not actually default, adverse changes in the issuer’s financial condition or other factors affecting an issuer directly, such as management changes, labor relations, financial leverage, collapse of key suppliers or customers or material changes in overhead, may negatively affect its credit rating or presumed creditworthiness. These developments, along with factors affecting the industry in which a particular issuer operates, such as competition or technological advances, would adversely affect the market value of the issuer’s obligations and, correspondingly, the net asset value of the Fund.

Interest Rate Risk

Interest rate risk is the risk that fixed-income investments, such as corporate and other debt securities, including direct debt instruments, preferred shares, and U.S. government obligations will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund’s investment in such securities means that its net asset value will tend to decline if market interest rates rise. Fluctuations in the value of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. With respect to the Fund’s investments in floating rate loans, investments in such loans may reduce fluctuations in net asset value of the Fund resulting from changes in market interest rates.

The Fund’s use of leverage magnifies the interest rate risks.  The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risks, although there is no assurance that it will do so or that such strategies will be successful. See “Interest Rate Transactions.”

Reinvestment Risk

Income from the Fund’s investments will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Fund’s overall return or the Common Stock’s market price.

Call Risk

Some debt and preferred securities allow the issuer to call them for early repayment.  Issuers of such securities will often call them when interest rates are low.  To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline.  In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Extension Risk

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

Variable and Floating Rate Risk

The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or where there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties in connection with certain types of investment transactions, including transactions in options and other derivatives (such as interest rate swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Valuation Risk

Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a debt security is sold in the market, the amount received by the Fund is less than the value of such debt security carried on the Fund’s books.

Credit Rating Agency Risk

Credit ratings are determined by credit rating agencies, such as S&P, Fitch, or Moody’s, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Risk of Leverage

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Stockholders. The Fund’s anticipated use of leverage will create special risk not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any leverage than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such leverage, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such leverage, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged.  The Fund anticipates entering into interest rate swap or cap transactions or purchasing futures contracts or options on futures with the intent to reduce or eliminate this risk.  There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating this risk.  See “Interest Rate Transactions.”  The costs of using leverage are borne entirely by the Fund’s Common Stockholders.  There can be no assurance that the Fund’s leverage strategy will be successful.

The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Because preferred stock may have a fixed liquidation value and notes, borrowings or other debt securities may have a fixed principal value, any decline in the net asset value of the Fund’s investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock. The Fund currently intends to use Financial Leverage Instruments to obtain leverage representing approximately 25% of the Fund’s total assets immediately after the time of issuance. See “Use of Leverage.”

To the extent that the Fund is required to decrease the amount of any Financial Leverage Instruments, the Fund may need to liquidate investments to fund such reductions. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders. In addition, such a reduction would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap or seeking to sell any futures contract or options on futures. See “Interest Rate Transactions.”

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease the amount of its Financial Leverage Instruments to meet regulatory or rating agency requirements.  Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Stock in certain instances.

The Fund may not declare or pay any dividends or other distributions on preferred stock or Common Stock unless it satisfies certain conditions.  These prohibitions on the payment of dividends or other distributions might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes.  The Fund intends to decrease the amount of any Financial Leverage Instruments if necessary to comply with the asset coverage requirements.  There can be no assurance, however, that such reductions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”).

In addition to these risks, certain general risks of investing in the Fund, as described in the Prospectus, may under certain circumstances limit the Fund’s ability to pay fees and expenses (including distribution or interest payments) or meet its asset coverage requirements on any outstanding Financial Leverage Instruments.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.

Convertible Security Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock.  As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company’s common stockholders.  Consequently, an issuer’s convertible securities generally entail less risk than its common stock.  However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.  In addition, contingent payment convertible securities allow the issuer to claim deductions based on its non-convertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

Asset-Backed Securities Risk

The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk and to extension risk to a greater degree than many other debt securities.  Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Collateralized Loan Obligations

CLOs are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class.

The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests.  In addition to the normal risks associated with debt securities discussed elsewhere in this Prospectus (such as interest rate risk, credit risk and the risk of default), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this Prospectus.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying high yield security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as illiquidity risk, interest rate risk, credit risk, leverage risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative, transaction, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by holders of preferred stock on distributions made to them. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Interest Rate Transactions Risk

The Fund may enter into an interest rate swap or cap transaction or purchase futures contracts or options on futures to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Risks of Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments.  This means that when interest rates fall, the values of zero coupon securities rise more rapidly than securities paying interest on a current basis.  However, when interest rates rise, their value falls more dramatically.  Other OID securities and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and “interest” on pay-in-kind securities be included currently in the Fund’s income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities , which may be under disadvantageous circumstances, or short-term borrowing.  The Fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.  See “Tax Matters” in the Statement of Additional Information.

Risks of Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under policies adopted by the Board of Directors, the Manager reviews and monitors the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty’s obligation under a repurchase agreement are collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Risks of Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.  There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of payments at future dates. As a result of inflation, the real value of the Common Stock and distributions can decline. In addition, during any periods of inflation, the cost of any variable-rate leverage would likely increase, which would tend to further reduce returns to Common Stockholders.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.  Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquidity Risk

The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund’s net asset value. The sale of restricted and illiquid securities often requires more time and may result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities that are illiquid and may be prohibited from disposing of such securities for a specified period of time. Restricted securities that are illiquid may sell at a price lower than, and may entail registration expenses and other costs that are higher than those for, similar securities. Similar risks are associated with certain derivatives in which the Fund may invest.

Some loans in which the Fund may invest are not readily marketable and may be subject to restrictions on resale. Loans are not listed on any national securities exchange and no active trading market may exist for the loans in which the Fund will invest. Where a secondary market exists, the market for some loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

Because affiliates of, or persons related to, the Manager may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Investments in Equity Securities Incidental to Investments in Bank Loans

From time to time the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Bank Loan or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in Bank Loans entail certain risks in addition to those associated with investments in Bank Loans. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Bank Loans of the same borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may from time to time possess material non-public information about a borrower as a result of its ownership of a Bank Loan of a borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk

The prices of foreign securities may be affected by factors not present in U.S. markets, including:

• Currency exchange rates. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

• Foreign political, social, and economic conditions. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. These include the risks of nationalization or expropriation of assets, confiscatory taxation, currency blockage, political changes or diplomatic developments; all of which could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation of assets, the Fund could lose its entire investment in foreign securities.

• Regulations. Foreign companies and market participants generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

• Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

• Taxation. Non-U.S. withholding and other taxes may decrease the Fund’s return.

Economies and social and political climates in individual countries may differ unfavorably from the United States.  Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions.  Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.  Unanticipated political and social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Equity Securities Risk

Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. In addition, the values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Although equity securities have historically generated higher average total returns than debt securities over the long-term, equity securities also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities.

Terrorism Risks

Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.  High yield debt securities tend to be more volatile than investment grade debt securities.  Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund’s portfolio than on investment grade debt securities.

Recent Market Conditions

Recent events have resulted in debt instruments experiencing unusual liquidity issues, increased price volatility, widening credit spreads, a lack of price transparency and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, have made it more difficult for borrowers to obtain financing on attractive terms, if at all, and may make it more difficult for certain issuers of debt instruments to finance their operations.  In addition, issuers of debt securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. As a result, the value of many types of debt securities has been reduced and these developments may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Illiquidity and volatility in the credit markets may directly and adversely affect the setting of distribution rates on the Common Stock. These market conditions may make valuation of some of the Fund’s high-yield debt securities and asset-backed securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Securities in which the Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments, the Fund may suffer a loss.  During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Government Intervention in Financial Markets

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate debt securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Market Price Discount From Net Asset Value

The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable at the option of the holder, which enables the Manager to invest substantially all of the Fund’s assets in pursuit of the Fund’s investment objective and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The net asset value of the Common Stock will be reduced immediately following the offering as a result of the payment of the sales load and the organizational expenses and Common Stock offering costs up to and including $0.04 per share of Common Stock. The net asset value of Common Stock will be further reduced by the issuance costs of any Financial Leverage Instruments. Whether an investor will realize gain or loss on the sale of Common Stock will depend not on the Fund’s net asset value but on whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. The market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions, and other factors beyond the Fund’s control.  The Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the initial public offering price.

Secondary Market for the Common Stock

The issuance of Common Stock through the Fund’s distribution reinvestment plan may have an adverse effect on the secondary market for the Common Stock. The increase in the number of outstanding Common Stock resulting from issuances pursuant to the Fund’s distribution reinvestment plan and the discount to the market price at which such Common Stock may be issued, may put downward pressure on the market price for the Common Stock. Common Stock will not be issued pursuant to the distribution reinvestment plan at any time when Common Stock is trading at a lower price than the Fund’s net asset value per share of Common Stock. When the Common Stock is trading at a premium, the Fund may also issue Common Stock that may be sold through private transactions effected on the NYSE Amex or through broker-dealers. The increase in the number of outstanding Common Stock resulting from these offerings may put downward pressure on the market price for shares of Common Stock.

Temporary Defensive Strategies Risk.

When the Manager anticipates unusual market or other conditions, the Fund may temporarily depart from it principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, Common Stockholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Anti-Takeover Provisions

The Fund’s Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Stock at a price higher than the then-current market price of the Common Stock. See “Anti-Takeover and Other Provisions in the Articles of Incorporation.”

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and NBFI. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

NB Management will serve as the investment manager of the Fund.  Subject to the general supervision of the Board of Directors, NB Management will be responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of [_______], 2010, Neuberger Berman and its affiliates had $[___] billion in assets under management.

NB Management will retain NBFI to serve as sub-adviser to the Fund.  NB Management and NBFI are wholly-owned subsidiaries of Neuberger Berman Group LLC, a holding company that is majority owned by employees, located at 605 Third Avenue, New York, New York 10158-0180.

Sub-Adviser

NB Management will retain NBFI, 190 S. LaSalle Street, Suite 2400, Chicago, IL 60603, to serve as sub-adviser to the Fund, responsible for day-to-day management of the Fund.

NB Management (and not the Fund) will pay for the services rendered by NBFI by paying NBFI a sub-advisory fee payable on a monthly basis at the annual rate of [___]% of the Fund’s average daily Managed Assets. NBFI serves as sub-adviser for certain of the open-end management investment companies and closed-end management investment companies managed by NB Management. NBFI and NB Management employ experienced professionals that work in a competitive environment.

Portfolio Managers

Ann H. Benjamin, Stephen J. Casey, Russ Covode, Joseph P. Lynch and Thomas P. O’Reilly will serve as portfolio managers for the Fund.

Ann H. Benjamin is a Managing Director of NB Management and NBFI. Ms. Benjamin also manages high yield portfolios for NBFI and its predecessor, an affiliate of NB LLC. She has managed money for NBFI since 1997.

Stephen J. Casey is a Senior Vice President of NB Management and NBFI. Mr. Casey’s responsibilities include portfolio management for loan portfolios and loan capital market relationships. Prior to joining the firm, Mr. Casey was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Russ Covode is a Managing Director of NB Management and NBFI.  Mr. Covode's responsibilities include portfolio management and credit research for high yield credit portfolios.  He has managed money and provided credit research for NBFI since 2004.

Joseph P. Lynch is a Managing Director of NB Management and NBFI. Mr. Lynch’s responsibilities include portfolio management, trading and credit research for the leveraged asset management team. Prior to joining the firm, Mr. Lynch was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Thomas P. O’Reilly is a Managing Director of NB Management and NBFI. Mr. O’Reilly also manages high yield portfolios for NBFI and its predecessor, an affiliate of NB LLC. He has managed money for NBFI since 1997.

Please see the SAI for additional information about the each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of stock of each Fund.

Management Agreement

Pursuant to an investment management agreement between NB Management and the Fund (the “Management Agreement”), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of 0.60% of the Fund’s average daily Managed Assets for the services and facilities it provides. The liquidation preference of any preferred stock issued is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of 0.25% of the Fund’s average daily Managed Assets for services provided under an Administration Agreement.

A discussion regarding the basis for the approval of the management and sub-advisory agreements by the Boards will be available in the Fund’s initial annual report to stockholders.

In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and distribution disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Financial Leverage Instruments, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. Because holders of Financial Leverage Instruments may receive a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are borne only by the Common Stockholders, and not by holders of Financial Leverage Instruments. See “Use of Leverage.”

PORTFOLIO TRANSACTIONS

Affiliates of NB Management may act as principal brokers for the Fund, subject to periodic evaluation by the Portfolio Transactions and Pricing Committee of the Board of the quality and cost of execution.

In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use an affiliate of NB Management as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

NET ASSET VALUE

The net asset value of a share of Common Stock is calculated by subtracting the Fund’s total liabilities (including liabilities from borrowings such as any outstanding notes) and the liquidation preference of any outstanding preferred stock from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing the Fund’s net asset value by the number of Common Stock outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4 p.m. Eastern time, every day on which the NYSE is open.

The value of investments in debt securities and interest rate swaps by the Fund is determined by NB Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. The value of investments in equity securities by the Fund is determined by NB Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. In addition, for both debt and equity securities NB Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods each Board has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to the Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to distribute its net investment income on a monthly basis. At least annually, the Fund intends to distribute all of its realized net long- and short-term capital gains, if any. Both monthly and annual distributions to Common Stockholders will be made only after paying any accrued distributions on, or, if applicable, redeeming or liquidating, preferred stock, if any, and making interest and required principal payments on notes or any other borrowings, if any.  See “Tax Matters.”

The Fund has exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy permits the Fund to make regular cash distributions to Common Stockholders, at a fixed rate per share of Common Stock or at a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains, or, in certain circumstances, return of capital.

Level-Rate Distribution Policy

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per share of Common Stock based on its projected performance, which rate may be adjusted from time to time (“Level-Rate Distribution Policy”). The Fund’s ability to maintain a Level-Rate Distribution Policy will depend on a number of factors, including the stability of income received from its investments, Fund expenses, and fees and expenses associated with any Financial Leverage Instruments, if any.

The initial distribution to Common Stockholders is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. That income will consist of all distribution and interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day.

To permit the Fund to maintain more stable monthly distributions, the Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions the Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Stock’s net asset value, and, correspondingly, distributions from net investment income will reduce the Common Stock’s net asset value.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

While the Fund intends to pay a level distribution, investors should understand that there is no assurance that the Fund will always be able to pay a distribution, or that the distribution will be of any particular size.

Managed Distribution Policy

The Fund has received exemptive relief from the SEC under the 1940 Act facilitating the implementation of a Managed Dividend Policy. The Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy pursuant to this order. If implemented, the Managed Dividend Policy would supersede the Level-Rate Dividend Policy.

Under a Managed Dividend Policy, the Fund would intend to make monthly distributions to Common Stockholders, at a fixed rate per share of Common Stock or a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from the Fund’s capital. If, for any fiscal year, the Fund’s total distributions exceeded such income and gains (an “Excess”), the Excess generally would first be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits, if any, and then would be treated by each Common Stockholder as a tax-free return of capital up to the amount of its tax basis in the Common Stock, with any amounts exceeding such basis being treated as gain from the sale of those shares of Common Stock.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

Any distribution of an Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Board of Directors reserves the right to change the Fund’s distribution policy from time to time.

DISTRIBUTION REINVESTMENT PLAN

[_________] (“Plan Agent”) will act as plan agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Plan in the same name as their then current Common Stock is registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gain distribution.

Whenever the Fund declares a dividend or distribution with respect to the Common Stock, each Participant will receive such dividends and other distributions in additional shares of Common Stock, including fractional shares of Common Stock acquired by the Plan Agent and credited to each Participant’s account.  If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per share of Common Stock plus estimated brokerage commissions, the Plan Agent shall automatically receive such shares of Common Stock, including fractions, for each Participant’s account.  Except in the circumstances described in the next paragraph, the number of additional shares of Common Stock to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Common Stock by the greater of the net asset value per share of Common Stock determined as of the date of purchase or 95% of the then current market price per share of Common Stock on the payment date.

Should the net asset value per share of Common Stock exceed the market price per share of Common Stock plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Common Stock trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Common Stock (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Common Stock on the open market for each Participant’s account.  No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.  If, at the close of business on any day during the purchase period the net asset value per share of Common Stock equals or is less than the market price per share of Common Stock plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution.  If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Common Stock at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share of Common Stock equals or is less than the market price per share of Common Stock, plus estimated brokerage commissions, such Common Stock to be issued in accordance with the terms specified in the third paragraph hereof.  These newly issued Common Stock will be valued at the then-current market price per share of Common Stock at the time such Common Stock are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Common Stock on a particular date shall be the last sales price on the NYSE Amex (or if the Common Stock are not listed on the NYSE Amex, such other exchange on which the Common Stock are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Common Stock on such exchange on such date and (b) the net asset value per share of Common Stock on a particular date shall be the net asset value per share of Common Stock most recently calculated by or on behalf of a Fund.  All dividends, distributions and other payments (whether made in cash or Common Stock) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Common Stock are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.  Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Common Stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected.  The Plan Agent shall have no responsibility as to the value of the Common Stock acquired for each Participant’s account.  For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Common Stock purchased by the Plan Agent as Plan Agent shall be the price per share of Common Stock allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee.  The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Common Stock so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof.  Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock, no certificates for a fractional share of Common Stock will be issued.  However, dividends and other distributions on fractional shares of Common Stock will be credited to each Participant’s account.  In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Common Stock at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Common Stock dividends or split of shares of Common Stock distributed by the Fund on Common Stock held by the Plan Agent for Participants will be credited to their accounts.  In the event that the Fund makes available to its stockholders rights to purchase additional shares of Common Stock or other securities, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund.  Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing.  Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution.  The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.  The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions.  Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Common Stock held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions will be governed by the laws of the State of Maryland.

Additional information about the Plan may be obtained from your broker. To obtain information on how to change your distribution option from the Plan to cash distributions, or vice versa, contact your broker or, if you own shares of Common Stock directly, call the Plan Agent at 1-800-524-4458.  The Plan Agent’s address is [__________].

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it more difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of

Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. The conversion of the Fund to an open-end mutual fund would require stockholder approval. The anticipated use of Financial Leverage Instruments to provide investment leverage could make the conversion to an open-end mutual fund more difficult because of the voting rights of holders of preferred stock, if any, the costs of decreasing the amount of any Financial Leverage Instruments and other factors.  See “Anti-Takeover and Other Provisions in the Articles of Incorporation.” If the Fund converted to an open-end management investment company, it would be required to stop using all Financial Leverage Instruments (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the NYSE Amex.

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of 1 billion shares of capital stock. The Common Stock will be issued with a par value of $0.0001 per share. All Common Stock has equal rights to the payment of distributions and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Financial Leverage Instruments are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued distributions or interest on the Financial Leverage Instruments have been paid, and unless asset coverage (as defined in the 1940 Act) (a) with respect to the preferred stock would be at least 200% after giving effect to the distributions and (b) with respect to the notes and other borrowings would be at least 300% after giving effect to the interest. See “Preferred Stock” below.

The Fund expects to list its Common Stock on the NYSE Amex under the symbol “[___].”  The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE Amex requirements in order for the Common Stock to remain listed.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares already held, the stockholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices higher or lower than net asset value.

The market value of the Common Stock may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, distribution stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Common Stock are designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes. See

“—Preferred Stock” and the Statement of Additional Information under “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund.”

Preferred Stock

The Articles authorize the Board to create additional classes of stock, and the Fund may issue one or more series of preferred stock, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the Common Stockholders.

Depending on current market conditions, the Fund’s Board of Directors may authorize an offering of preferred stock (representing approximately 25% of the Fund’s total assets immediately after the time the preferred stock and other Financial Leverage Instruments are issued) as soon as practicable after completion of the offering of Common Stock.  Any such offering is subject to market conditions and to the Board’s belief that leveraging the Fund’s capital structure through the issuance of preferred stock is likely to achieve the benefits to the Common Stockholders described in this Prospectus.  Although the terms of the preferred stock will be determined by the Board of Directors (subject to applicable law and the Fund’s Articles) if and when it authorizes a preferred stock offering, the Board expects that the preferred stock, at least initially, would likely pay distributions by reference to a reference rate. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred stock will likely be as stated below.

Limited Issuance of Preferred Stock. The issuance of preferred stock is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund’s ability to declare cash dividends or other distributions on Common Stock under certain circumstances. See “Use of Leverage” and “Risks—Risk of Leverage.”

Distribution Preference. The preferred stock will have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

Voting Rights. Shares of preferred stock are required to be voting shares and to have equal voting rights with Common Stock. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Articles and except as otherwise required by applicable law, holders of preferred stock will vote together with Common Stockholders as a single class.

Holders of preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors. The remaining Directors will be elected by Common Stockholders and preferred stockholders, voting together as a single class. In the unlikely event that two full years of accrued distributions are unpaid on the preferred stock, the holders of all outstanding preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all distributions in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of preferred stockholders will be required, in addition to the combined class vote of the preferred stockholders and Common Stockholders. See “Anti-takeover and Other Provisions in the Articles of Incorporation” and the Statement of Additional Information under “Description of Shares—Preferred Stock—Voting Rights.”

Redemption of Preferred Stock. The terms of the preferred stock may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. Any redemption of preferred stock by the Fund will reduce the leverage applicable to Common Stock. See “Use of Leverage.”

The discussion above describes the Board of Directors’ present intention with respect to a possible offering of preferred stock. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
ARTICLES OF INCORPORATION

The Articles and the Fund’s Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

The Articles require a vote by (a) a majority of the Fund’s Directors, including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) (except for the transactions described in (8) below which shall require the affirmative vote of 75% of the Fund’s Directors) and (b) the holders of at least 75% of the shares of the Fund’s capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund or an amendment to the Articles to terminate the Fund’s existence; (4) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (5) with certain exceptions, the sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any Principal Stockholder of any assets of the Fund having an aggregate fair market value of $1,000,000 or more; (6) with certain exceptions, the issuance of any securities of the Fund to any person or entity for cash; (7) with certain exceptions, the issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property or assets (or combination thereof) having an aggregate fair market value of $1,000,000 or more (transactions within clauses (2), (5), (6) and (7) above being known individually as a “Business Combination”); (8) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law; or (9) any transaction between the Fund and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934), that is entitled (or controls, is controlled by, or is under common control with a person or group that is entitled) to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, 10% or more of the voting power in the election of directors generally; provided, if such transaction, except with respect to (8), has been authorized by (i) the affirmative vote of at least 75% of the Fund’s Directors, including a majority of the Independent Directors, and (ii) the affirmative vote of at least 75% of the Fund’s Continuing Directors (as defined below), no stockholder vote is required to authorize such action unless Maryland law or the 1940 Act requires stockholder approval.  The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any Associates or Affiliates of such person or entity or of any member of the group. The term “Interested Party” shall mean any person, other than an investment company advised by the Fund’s initial investment manager, or any of its Affiliates, that enters, or proposes to enter, into a Business Combination with the Fund.  The term “Affiliate” and “Associate” shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Securities Exchange Act of 1934.  The term “Continuing Director” shall mean any member of the Board of Directors who (1) has been a member of the Board of Directors for a period of at least 18 months during no part of which time he or she has been is an Interested Party or an Affiliate of an Interested Party, (2) has been a member of the Board of Directors since the Corporation’s initial public offering of its Common Stock, or (3) is a successor to a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.  None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon.  The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.  As noted above, preferred stockholders vote together with Common Stockholders on all matters on which Common Stockholders vote. The 1940 Act also requires approval of the holders of a majority of the outstanding preferred stock, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the preferred stockholders may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

The Articles also require that prior to bringing a derivative action, a demand must first be made on the Board by stockholder(s) representing at least 5% of the shares of Fund’s capital stock outstanding, or five percent (5%) of the shares of the class of the Fund’s capital stock outstanding to which the action relates.  A decision by a majority of the members of the Board of Directors or such committee, including in each case a majority of the members who are “disinterested’ directors, as that term is discussed in Section 2-405.3 of the Maryland General Corporation Law or a successor provision thereto, not to bring, or to seek termination of, a derivative action shall be conclusive and shall terminate the right of the stockholder(s) to bring or maintain the action.

Reasonable expenses, including reasonable attorney’s fees, shall be assessed against a stockholder who brings a derivative action without reasonable cause or for an improper purpose.  There may also be additional requirements or restrictions on stockholder derivative lawsuits involving the Fund imposed by law.

The Articles provide for the exclusive forum in which certain types of litigation may be brought and further provide that any stockholder that files an action in breach of the forum selection requirement in the Articles is liable for all reasonable costs incurred in enforcing the forum selection requirement, including without limitation reasonable attorney’s fees, as determined by the Board.  The Articles also include a provision that any stockholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Articles provide that no person, other than an excepted person (as approved by the Board), may own in excess of 9.8% of Common Stock and any other class or series of the Fund’s capital stock that the Board may designate (“Equity Shares”). If any person holds beneficial or constructive ownership in excess of the ownership limitations, then the excess shares shall be deemed to be held in a charitable trust, as designated by the Board, for the benefit of a charitable organization, or the transfer shall be deemed to be void ab initio.  In either case, the person who would have owned shares in excess of the ownership limitations and, if appropriate in the context, any person who would have been the record owner of such shares (collectively, “Ex Stockholder”) shall have no (a) rights in the excess shares, (b) economic benefit from ownership of any excess shares, (c) rights to dividends or other distributions, (d) rights to vote or other rights attributable to the excess shares of capital stock in the charitable trust and (e) no claim, cause of action or other recourse whatsoever against the purported transferor of such excess shares.  The Articles require that the Ex Stockholder is required to use best efforts and take all actions necessary or requested by the Fund to cooperate with the transfer of shares to a charitable trust or the deeming of the transfer void ab initio.

Any excess shares held in a charitable trust by a charitable trustee shall, within 20 days of receiving notice from the Fund that the excess shares have been transferred to the charitable trust established pursuant to the Articles, be sold to a person, designated by the charitable trustee, whose ownership of the shares will not violate the ownership limits set forth in the Articles. Upon any such sale, the interest of the beneficiary of the charitable trust in the shares will terminate and the charitable trustee shall distribute the net proceeds of the sale to the Ex Stockholder and to the charitable beneficiary as follows: (a) the Ex Stockholder shall receive the lesser of (i) the price paid by the Ex Stockholder for the excess shares or, if the Ex Stockholder did not give value for the excess shares in connection with the event causing the shares to be held in the charitable trust, the market price (as defined in the declaration) of the shares on the day of the event causing the shares to be held in the charitable trust or (ii) the net sale proceeds received by the charitable trustee from the sale or other disposition of the Equity Shares held in the charitable trust and (b) the beneficiary of the charitable trustee would receive the balance of any net sales proceeds resulting from the disposition of the excess shares.

The Articles provide that all costs, expenses and compensation of the charitable trustee, as well as the Fund’s costs and expenses associated with enforcing the transfer restrictions shall be borne by the Ex Stockholder.

Any person who acquires or attempts or intends to acquire excess shares, or any person who otherwise anticipates ownership of excess shares, shall immediately give written notice to the Fund of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Fund such other information as the Fund may request. In addition, stockholders or owners of five percent or more of the Equity Shares are required, within three business days after a request from the Fund, to give written notice to the Fund stating (a) the name and address of such owner, (b) the number of Equity Shares actually owned and the number of Equity Shares beneficially owned or constructively owned and (c) a description of the manner in which the shares are held; provided that a stockholder who holds Equity Shares as nominee for another person, which other person is required to include in gross income the distributions received on such Equity Shares (an “Actual Owner”), shall give written notice to the Fund stating the name and address of such Actual Owner and the number of Equity Shares of such Actual Owner with respect to which the stockholder is nominee.

The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

The Fund has opted in to the Maryland Business Combination Act.  In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested stockholder or an entity affiliated with the interested stockholder) with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder.

Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the Statement of Additional Information under “Certain Provisions in the Articles of Incorporation” for a discussion of the voting requirements applicable to certain other transactions.

REPURCHASE OF COMMON STOCK; TENDER OFFERS;
CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Stock. If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.  Any determination to repurchase Common Stock would reduce the asset coverage for any Financial Leverage Instruments used by the Fund and might make it necessary or desirable for the Fund to decrease the amount of any Financial Leverage Instruments used by the Fund. As described in “Description of Shares—Preferred Stock,” the repurchase of Common Stock may be restricted or prohibited at times when there exist unpaid distributions on preferred stock.

If the Fund converted to an open-end management investment company, it would be required to stop using all Financial Leverage Instruments (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the NYSE Amex. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Common Stock should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following is a brief summary of certain material federal income tax considerations affecting the Fund and its stockholders with respect to the purchase, ownership and disposition of Common Stock and does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances.  This discussion is based on the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This discussion is limited to U.S. persons who hold Common Stock as a capital asset for federal income tax purposes (generally, assets held for investment).  No ruling has been or will be obtained from the IRS regarding any matter relating to the Common Stock.

No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.

The Fund intends to qualify, for treatment as a regulated investment company under the Code (a “RIC”), which requires (among other things) that it distribute each taxable year to its stockholders at least 90% of its “investment company taxable income” (which generally includes, among other things, dividends, interest income and the excess, if any, of net short-term capital gain over net long-term capital loss, all determined without regard to any deduction for dividends paid). If the Fund so qualifies, it will not be required to pay federal income tax on any net income and realized gains it distributes to its stockholders, but those distributions generally will be taxable to you as a stockholder when you receive them.

Dividends paid to you that are attributable to the Fund’s investment company taxable income generally will be taxable as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of its earnings and profits. Distributions to you attributable to net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable as long-term capital gain, regardless of how long you have held your Common Stock. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution by the Fund to you of an amount in excess of its current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your Common Stock; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your Common Stock. The tax treatment of distributions on your Common Stock will be the same regardless of whether they are paid to you in cash or reinvested in additional shares of Common Stock under the Plan. Stockholders not subject to tax on their income generally will not be required to pay income tax on amounts distributed to them.

A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify you of the tax status of its distributions.

If you sell your Common Stock or the Fund purchases it, you will realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the Common Stock, which gain or loss will be long-term or short-term depending on your holding period for the Common Stock.

The Fund may be required to withhold federal income tax (currently at the rate of 28%) from all taxable distributions otherwise payable to you if you are an individual or other non-corporate stockholder and you:

• fail to provide the Fund with your correct taxpayer identification number (social security number in the case of an individual);

• fail to make required certifications; or

• have been notified by the IRS that you are subject to backup withholding.

The maximum federal income tax rate is reduced to 15% on (1) net capital gain individuals recognize and (2) “qualified dividend income” individuals receive from certain domestic and foreign corporations (“QDI”).  Distributions of net capital gain the Fund makes will be eligible for the reduced rate, which will also apply to capital gains you recognize on the sale of Common Stock you have held for more than one year.  The reduced rate, which does not apply to short-term capital gains, will cease to apply for taxable years beginning after December 31, 2012.

The 15% rate for QDI applies to dividends that individuals receive through 2012, provided they satisfy certain holding period and other requirements. Because the Fund’s ordinary income is derived principally from interest, it is currently expected that most dividends the Fund pays will not constitute QDI and thus will not be eligible for the reduced rate.  You should consult your own tax adviser to evaluate the consequences of these aspects of the tax law.

Fund distributions also may be subject to state, local and foreign taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

UNDERWRITING

[______] are acting as representatives of the underwriters named below.  Subject to the terms and conditions stated in the Underwriting Agreement dated the date of this Prospectus with the Fund, NB Management and NBFI (the “Underwriting Agreement”), each Underwriter named below has agreed to purchase from the Fund, and the Fund has agreed to sell to such Underwriter, the number of shares of Common Stock set forth below opposite their respective names.

Underwriter	Number of Shares of Common Stock

Total

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions.  The Underwriters are obligated to purchase all shares of Common Stock offered hereby (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock.

The Underwriters, for whom [_______], are acting as representatives, propose to offer some of the Common Stock directly to the public at the public offering price on the cover page of this Prospectus and some of the Common Stock to dealers at the public offering price less a concession not to exceed $[___] per share of Common Stock.  The sales load the Fund will pay of $[___] per share of Common Stock is equal to 4.5% of the initial offering price.  The Underwriters may allow, and such dealers may reallow, a concession not to exceed $[___] per share of Common Stock on sales to certain other dealers.  If all of the Common Stock is not sold at the initial offering price, the representatives may change the public offering price and other selling terms.  Investors must pay on or before [_____], 2011 for any shares of Common Stock purchased in the initial public offering.  The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of [_____] additional shares of Common Stock at the public offering price, less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent that the Underwriters exercise this option, each of the Underwriters will be obligated, subject to certain conditions, to purchase an additional number of shares of Common Stock proportionate to such Underwriter’s initial purchase commitment.

The Fund, NB Management and NBFI have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior consent of [_______], on behalf of the Underwriters, dispose of any shares of Common Stock or any securities convertible into or exchangeable for Common Stock.  [_______], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Stock.  Consequently, the initial public offering price for the Common Stock was determined by negotiation among the Fund, NB Management and the representatives.  There can be no assurance, however, that the price at which the Common Stock will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Stock will develop and continue after this offering.  The Fund expects to list its Common Stock on the NYSE Amex under the symbol “[___].”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional shares of Common Stock.

Paid By Fund
	No Exercise	Full Exercise
Per Share of Common Stock	$[___]	$[___]

Total	$[___]	$[___]

The Fund, NB Management and NBFI have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including certain liabilities under the Securities Act.

NB Management has agreed to pay the amount by which the aggregate of all the Fund’s organizational expenses and all Common Stock offering costs (other than the sales load) exceed $0.04 per share of Common Stock.

The Common Stock will be sold to ensure that NYSE Amex distribution standards (round lots, public shares and aggregate market value) will be met.

Certain Underwriters may make a market in the Common Stock after trading in the Common Stock has commenced on the NYSE Amex.  No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter.  No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by any Underwriter.  This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Stock at a level above that which might otherwise prevail in the open market.  A “stabilizing bid” is a bid for or the purchase of the Common Stock on behalf of the Underwriter for the purpose of fixing or maintaining the price of the Common Stock.  A “covering transaction” is a bid for or purchase of the Common Stock on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering.  A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Stock, the Underwriters purchase Common Stock in the open market for the account of the underwriting syndicate and the Common Stock purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Stock in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Stock in question.  As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Stock if their customer resells the Common Stock while the penalty bid is in effect.  The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.  These transactions may be effected on the NYSE Amex or otherwise.

The Underwriting Agreement provides that it may be terminated by the representatives, without liability on the part of any Underwriter to the Fund, NB Management or NBFI, by notice to the Fund, NB Management and NBFI if, prior to the delivery of and payment for the Common Stock, (i) trading in the Common Stock shall have been suspended by the SEC or the NYSE Amex or trading in securities generally on the NYSE Amex shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives’ sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Common Stock as contemplated by this Prospectus.

The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Prior to the public offering of Common Stock, [_____] will purchase Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business addresses of the principal underwriters are: [_______]

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund will be [_______]. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and distribution paying agent will be [_________].

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by K&L Gates LLP, Washington, D.C., and for the Underwriters by [____].

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives, Policies and Limitations	1
Investment Strategies, Techniques and Risks	4
Portfolio Trading and Turnover Rate	50
Management of the Fund	51
Investment Management and Administration Services	57
Portfolio Transactions	64
Distributions	69
Description of Shares	70
Certain Provisions in the Articles of Incorporation	73
Repurchase of Common Stock; Tender Offers; Conversion to Open-End Fund	74
Tax Matters	75
Reports to Stockholders	81
Custodian, Transfer Agent and Dividend Disbursing Agent	81
Independent Auditors	82
Counsel	82
Registration Statement	82
Financial Statement	83
APPENDIX A—Ratings of Corporate and Municipal Bonds and Commercial Paper	A-1

[_______] shares

Neuberger Berman
Flexible High Income Fund Inc.

Common Stock

_________________

PROSPECTUS

[______], 2011

_________________

[UNDERWRITERS]

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion
Preliminary Statement of Additional Information Dated [________], 2011

NEUBERGER BERMAN FLEXIBLE HIGH INCOME FUND INC.
STATEMENT OF ADDITIONAL INFORMATION

Neuberger Berman Flexible High Income Fund Inc. (the “Fund”) is a newly organized, diversified closed-end management investment company.

This Statement of Additional Information (“SAI”) relating to shares of common stock of the Fund (“Common Stock”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus relating to Common Stock dated [_____], 2011 (“Prospectus”).  This SAI does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares.  You can get a free copy of the Prospectus from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-461-1899.  You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC.  “Neuberger Berman Management LLC” and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

This Statement of Additional Information is dated [________], 2011

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INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

The investment objectives and general investment policies of the Fund are described in the Prospectus.  Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.  In the SAI, the term “Manager” refers to NB Management or Neuberger Berman Fixed Income LLC, the Fund’s sub-adviser (“NBFI”), as appropriate.

Unless otherwise specified, the investment objectives, policies and limitations of the Fund are not fundamental.  Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the “Board”) without stockholder approval.  The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common stock (“Common Stock”) and, if issued, preferred stock (“Preferred Stock”) voting as a single class, as well as by the vote of the holders of a majority of the outstanding shares of Preferred Stock tabulated separately.  A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less.  These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”).

Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.  If, because of changes in the value of the Fund’s portfolio, the asset coverage for any notes (“Notes”) or other borrowings were to fall below 300%, this would limit the Fund’s ability to pay dividends and other distributions, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

The Fund’s fundamental investment policies and limitations are as follows:

1.          Borrowing.  The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

2.          Commodities.  The Fund may not purchase physical commodities or contracts thereon, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

3.          Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of

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 issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.          Lending.  The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objectives, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

5.          Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

6.          Senior Securities.  The Fund may not issue senior securities, except as permitted under the 1940 Act.

7.          Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

The following investment policies and limitations are non-fundamental:

1.           Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

2.           Margin Transactions.  The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

3.           Foreign Securities.  The Fund may not invest more than [20]% of the value of its total assets in securities of foreign issuers traded outside of the U.S., which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar.  This policy

2

does not limit investment in American Depositary Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

4.           Investments in Any One Issuer.  At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another regulated investment company (“RIC”).

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness regarding a loan for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  Any Preferred Stock would be considered senior securities under the 1940 Act.  The Fund may only issue Preferred Stock if the asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after such issuance.

To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by the Manager to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of Preferred Stock.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the fullest extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

If rating agencies assign different ratings to the same security, the Manager will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

Cash Management and Temporary Defensive Positions.

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.

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INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objectives, policies and techniques in the Prospectus.  The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Fund’s principal strategies are discussed in the Prospectus.  The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Risks of Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other rating agency (please see the Prospectuses for further information). The ratings of an rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any rating agency, the Fund mainly refers to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one rating agency, such as S&P, Moody’s or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any rating agency, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one rating agency that has rated it, in one of the four highest rating categories or, if not rated by any rating agency, has been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

4

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager utilizes duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund has no limits on the maturity of its individual investments.  However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years.

5

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Manager downgrades its assessment of the credit characteristics of a particular issue.  In determining whether to retain or sell such a security, the Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency.  However, analysis of the creditworthiness of issuers of lower-rated debt quality securities may be more complex than for issuers of higher-rated debt securities.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.  Issues rated CCC/Caa and below may be in default. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The secondary market on which lower-rated debt securities are traded may be less liquid than the market for higher-rated debt securities, which may limit the Fund’s ability to sell such

6

securities at fair value in response to changes in the economy or financial markets and could adversely affect the net asset value of the Common Stock.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market.  When secondary markets for lower-rated debt securities are less liquid than the market for higher-rated debt securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities.  The Fund will be more dependent on the Manager’s research and analysis when investing in lower-rated debt securities.  The Manager seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

Policies and Limitations. The Fund considers bonds rated by at least one nationally recognized statistical rating agency (a “rating agency”) below the fourth highest category to be lower-rated securities or “junk bonds.”

Direct Debt Instruments. Direct debt includes interests in bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank.  These loans may be secured or unsecured.  Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.

Bank Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans issued by banks and other financial institutions (collectively referred to herein as

7

“bank loans”), provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Bank loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured bank loans.  Bank loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Creditworthiness.  The Fund’s ability to receive payments in connection with bank loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a bank loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Ratings.  Bank loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents.  Bank loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical bank loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an

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appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of bank loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a bank loan or suffer a loss of principal and/or interest.

Collateral. Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a bank loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

Some bank loans are unsecured.  If the borrower defaults on an unsecured bank loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Bank loans are generally subject to legal or contractual restrictions on resale.  Bank loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for bank loan interests.

Prepayment Risk and Maturity.  Because many bank loans are repaid early, the actual maturity of bank loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay bank loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate bank loans can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the bank loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding bank loan.

Fees and Expenses.  Purchasers and sellers of bank loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential bank loan investments, including legal fees.

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Available Information. Bank loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific bank loan historically has been less extensive than if the bank loan were registered or exchange traded.

Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s assets is sufficient to satisfy the company's obligations to the first lien secured lenders.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Participation Interests – Intermediary Risk.  In a participation interest, the purchaser does not have any direct contractual relationship with the borrower.  If the Fund acquires a participation interest in a bank loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.

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Policies and Limitations. The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of bank loans on the basis of the stated life and payment schedule.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of

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an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

The Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

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The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

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The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities.  While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments

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of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

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If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Real Estate-Related Instruments.  Real estate-related instruments include shares of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code, and failing to maintain exemption from the 1940 Act.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

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The Fund does not intend to invest in REITs unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable fees.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily,  weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund’s quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Illiquid Securities. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter (“OTC”) options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon

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prepayment (other than overnight deposits).  Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to it.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The Fund does not have the right to vote on securities while they are on loan.  However, the Fund may attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

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Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by the Manager. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities.  The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid, after taking into account factors that include (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace; and (5) whether the security trades on an exchange.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believe accurately reflects fair value.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the

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transaction as scheduled, which may result in losses to the Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Foreign Securities.  The Fund may invest in securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs (including similar time deposits), commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

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Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  EDRs, IDRs and GDRs involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities including foreign securities denominated in any one foreign currency.

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Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other

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markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such

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laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change.

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Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Zero Coupon Securities, Step Coupon Securities, Discount Obligations and Pay-in-Kind Securities. The Fund may invest in zero coupon securities, step coupon securities, and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities (“original issue discount” or “OID”) must be taken into income ratably by the Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

Because the Fund must distribute to its stockholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each taxable year to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See “Tax Matters.”

The market prices of zero coupon, step coupon, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.  Because zero coupon securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

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Convertible Securities.  The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations.  Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Indexed Securities. The Fund may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators (“indexed securities”). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

The Fund may invest in various securities that are intended to track broad-based, U.S. market indices, including Standard & Poor’s Depository Receipts (“SPDRs”), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”). SPDRs also entitle holders to receive proportionate

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quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (“DJIA”) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market (“Nasdaq”).

Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities.  The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its stockholders each taxable year to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

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Swap Agreements.  The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Dollar Rolls. In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

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Money Market Fund Securities.  The Fund may invest in the shares of money market funds that are consistent with its investment objective and policies.  The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other money market funds will cause the Fund to bear proportionately the costs incurred by the other money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.  The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

Other Investment Company Securities.  The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)).  When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in closed end investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end investment companies.  For example, like closed-end investment companies, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index.  Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

Policies and Limitations.  The Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  See “Cash Management and Temporary Investment Policy.”

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Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.  In addition, the SEC has proposed a rule on which the Fund may rely that would, if adopted, permit funds to invest in ETFs in excess of those limits.

For purposes of the Fund’s industry concentration policy, the Fund will look through to underlying investments of an ETF in which the Fund has invested for purposes of determining the percentage of the Fund’s total assets that are invested in the securities of issuers having their principal business activities in the same industry.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts and Options on Foreign Currencies
(collectively, “Financial Instruments”)

Futures Contracts and Options Thereon.  The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates.  Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.  The Fund may invest in (i) interest rate and securities index futures and options thereon as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

The Fund may also invest in futures contracts and options thereon for investment purposes.  For example, the Fund may purchase a currency futures contract or a call option thereon when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time.  Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission

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(“CFTC”); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets.  A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month.  This may result in a profit or loss.  While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions.  The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract.  If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”).  However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund.  In computing its NAV, the Fund marks to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased).  If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period.  The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put).  Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option.  That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.  Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts.  The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.  At best, the correlation between changes in prices of

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futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund.  The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates.  This would reduce the value of such contracts used for hedging purposes over a short-term period.  Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss, or gain, to the investor.  Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses.  In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on its NAV.

New options and futures contracts and other financial products may be developed from time to time.  The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.

Risks of Futures and Options on Futures.  The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

Successful use of hedging transactions depends upon the Manager’s ability to correctly predict the direction of changes in interest rates. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.

Policies and Limitations.  The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates.  The Fund will not engage in transactions in futures and options on futures for speculation.

The Fund may purchase and sell stock index futures contracts and options thereon.  For purposes of managing cash flow, the managers may use such futures and options to increase the Funds’ exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities.  The Fund may write covered call options and may purchase call options.  The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income.  Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Fund receives a premium for writing the call option.  When writing call options, the Fund writes only “covered” call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.  The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do) but is capable of enhancing the Fund’s total return.  When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  The Fund may purchase a call

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option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

Policies and Limitations.  The Fund may write covered call options and may purchase call options on debt securities and foreign currencies in its portfolio for hedging purposes and non-hedging purposes.

The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

Put Options on Securities.  The Fund may write and purchase put options on securities.  The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option.  The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date.  The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective.  When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.  If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

Policies and Limitations. The Fund may write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) and for non-hedging purposes.

General Information about Securities Options.  The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written.  Options normally have expiration dates between three and nine months from the date written.  The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series.  If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option.  In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee.  Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by

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entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option.  There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration.  Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted.  In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover.  The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market.  The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment.  The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities.  This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security.  Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both.  There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices.  If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option.  Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions.  From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory.  In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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Policies and Limitations.  The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options on Securities Indices and Other Financial Indices. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Foreign Currency Transactions.  The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price (“forward contracts”).  The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates.  Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  The Fund may also purchase and sell forward contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

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At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.  If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies.  For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency.  Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established.  If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation.  Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities.  Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.  The Fund may experience delays in the settlement of its foreign currency transactions.

Policies and Limitations.  The Fund may invest in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.  The Fund may also invest in foreign currency derivative instruments, including forward contracts, for non-hedging purposes.

Options on Foreign Currencies.  The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein.  Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  The Fund may also use put and call options on foreign currencies for non-hedging purposes.

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The Fund is not obligated to hedge its foreign currency exposure or to use options on foreign currencies and it makes no representation as to the availability, use or success of any such technique.

Combined Transactions.  The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions will normally be entered into by the Fund based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

Cover for Financial Instruments.  The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities. Such segregated assets cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments for hedging are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments.  In using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund’s underlying securities or currency.  There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund may also use these instruments for non-hedging purposes which adds additional risk of loss because the Fund may not have an offsetting position in the underlying instrument.

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The Fund’s use of Financial Instruments may be limited by certain provisions of the Code with which it must comply if it is to qualify as a RIC under the Code.  See “Tax Matters.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

The Fund is not obligated to use any Financial Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

Policies and Limitations.  When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency.  The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Regulatory Limitations on Using Financial Instruments.  To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Accounting Considerations for Financial Instruments.  When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked to market to reflect the current market value of the option written.  When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities.  The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

Borrowing and Leverage. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed).  The use of borrowed funds involves the speculative factor known as “leverage.”  The Fund’s Articles of Incorporation (“Articles”) authorize the Board to create additional classes of stock and notes, and it is currently contemplated that the Fund will issue preferred stock or notes or both.  Preferred stock or notes, including, when issued, the Preferred Stock or Notes, would have a priority on the income and assets of the Fund over the Common Stock.  Preferred stock would also have certain other rights with respect to voting and the election of Directors.  In certain circumstances, the net asset value of and dividends payable on Common Stock could be adversely affected by such preferences.  The use of leverage creates an opportunity for increased returns to holders of the Common Stock but, at the same time, creates special risks.  The Fund will utilize leverage only when there is an expectation that it will benefit the Fund.  To the extent the income or other gain derived from securities purchased with the proceeds of preferred stock or note issuances or other borrowings exceeds the interest or distributions the Fund would have

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to pay thereon, the Fund’s net income or other gain would be greater than if leverage had not been used.  Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund’s total return would be less than if leverage had not been used.  If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy distribution or interest obligations.  The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations.  See “Investment Objectives, Policies and Limitations.”  This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

Description of Municipal Obligations.

Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of a municipality, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

The Fund may purchase municipal securities that are secured by insurance or bank credit agreements. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security, if rated, would be more relevant and the value of the municipal security

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would more closely, if not entirely, reflect such rating.  In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security guarantees the full and timely payment of principal and interest through the life of an insured obligation. The insurance, however, does not guarantee the market value of the insured obligation or the net asset value of the Fund shares represented by such insured obligation.

As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

From time to time, federal legislation has affected the availability of municipal obligations for investment by the Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future.

The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Fund earned on a municipal security was taxable and the issuer thereof failed to overcome that

41

determination, that interest would be deemed taxable, possibly retroactive to the time the Fund purchased the security.

Listed below are different types of municipal obligations:

General Obligation Bonds.  A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds.  Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

Resource Recovery Bonds.  Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

Municipal Lease Obligations.  These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or

42

revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.

Municipal Notes.  Municipal notes include the following:

1.      Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2.      Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

3.      Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

4.      Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

5.      Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).

6.      Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

7.      Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Residual Interest Bonds.  The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held

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approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tender Option Bonds.  Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.

Yield and Price Characteristics of Municipal Obligations.  Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

Policies and Limitations.  Except as otherwise provided in the Prospectus and this SAI, the Fund’s investment portfolio may consist of any combination of the types of municipal obligations described in its Prospectus or in this SAI. The proportions in which the Fund invests in various types of municipal obligations will vary from time to time.

Purchases with a Standby Commitment to Repurchase.  When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by the Fund that terminates if the Fund sells the obligations to a third party.

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The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

Although the Fund does not currently intend to invest in standby commitments, it reserves the right to do so. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.

Policies and Limitations.  The Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Fund will do so only to facilitate portfolio liquidity.

When-Issued and Delayed Delivery Transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period).  These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.  In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.  When-issued and delayed-delivery transactions are subject to the risk that a counterparty may fail to complete the sale of the security.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage.  The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered

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on the settlement date.  Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests.  The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

When-issued and delayed-delivery transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities.  If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into.  The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  The Fund may realize capital gains or losses in connection with these transactions.

When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund’s purchase commitments.  This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.  Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund’s assets that may be used to acquire securities on a “when-issued” or “delayed delivery” basis.

Structured Notes and other Hybrid Instruments. The Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds.  Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk.  Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

The Fund may invest in other types of “hybrid” instruments that combine the characteristics of securities, futures, and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a “benchmark”).  The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means

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of pursuing a variety of investment goals, including duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be “investment companies” as defined in the 1940 Act.  As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.  See “Securities of Other Investment Companies.”

Stripped Securities. Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

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Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.  The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Risks of Equity Securities. Equity securities in which the Fund may invest include common stocks, convertible securities, preferred stock and warrants. Preferred stock represents shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank

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after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on United States and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain how long these conditions will continue.

These recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all.  As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

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Mortgage-backed securities have been especially affected by these recent market events.  Throughout 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused unexpected losses for loan originators and certain lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments.  Illiquid investments may be harder to value, especially in changing markets.  These risks may be heightened in the case of sub-prime mortgage-backed securities.

Some financial institutions and other enterprises may have large (but still undisclosed) exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy.  Events in the financial markets and the broader economy are also eroding the tax bases of many state and local governments, as well as their access to the credit markets.  This has put downward pressure on the value of many municipal securities.  Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known.  Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was recently signed into law initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

PORTFOLIO TRADING AND TURNOVER RATE

The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed [__]%.  The Fund’s turnover rate is calculated by dividing (1) the

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lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective.  For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates.  Higher turnover rates can result in corresponding increases in the Fund’s transaction costs, which must be borne by the Fund and its stockholders.  High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes.  Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

MANAGEMENT OF THE FUND

Directors and Officers

The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and NBFI.  Subject to the provisions of the Fund’s Articles, its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.  Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s management and sub-advisory agreements and other principal agreements.

The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management.

The Board of Directors

To be added by amendment.

Information about the Officers of the Fund (other than those listed above)

To be added by amendment.

Additional Information About Directors

In nominating each candidate to serve, the Board was generally aware of each Director’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Director, their demonstrated willingness to take an independent and questioning stance toward management.  Each Director also now has considerable familiarity with the funds in the Neuberger Berman fund complex, their investment manager and sub-adviser, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of

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investment company directors as a result of his or her substantial prior service as a director of the funds in the Neuberger Berman fund complex.  No particular qualification, experience or background establishes the basis for any Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

Independent Directors

To be added by amendment.

Directors who are “Interested Persons”

To be added by amendment.

Board of Directors and Committee Meetings

The Board is responsible for managing the business and affairs of the Fund. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment management and sub-advisory contracts and other principal contracts.

The Board plans to appoint an Independent Director to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities will be (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Articles or By-laws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board plans to establish a committee structure through which the Board will consider and address important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Directors also will regularly meet outside the presence of management and will be advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board will periodically evaluate its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board, and the Board’s responsibilities.

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The Board does not have a standing compensation committee although the Governance and Nominating Committee will consider and make recommendations relating to Independent Director compensation to the Board.

Audit Committee. The purposes of the Fund’s Audit Committee will be (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on NB Management’s website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

The Audit Committee of the Fund will be composed entirely of Independent Directors who are also considered independent under the listing standards applicable to the Fund. Its members are [_____].

Closed-End Funds Committee. The Fund’s Closed-End Funds Committee will be responsible for consideration and evaluation of issues specific to the Fund. Its members are [____].

Contract Review Committee. The Contract Review Committee of the Fund will be responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to continue the Fund’s principal contractual arrangements. Its members are [____].

Ethics and Compliance Committee. The Ethics and Compliance Committee of the Fund will generally oversee: (a) the Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund’s Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), (c) the activities of the Fund’s Chief Compliance Officer (“CCO”); and (d) activities of management personnel responsible for operational risk management. The Committee shall not assume

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oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee’s primary function is oversight. Each investment manager, sub-adviser, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are [_____].  The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Fund, NB Management and NBFI.

Executive Committee. The Executive Committee of the Fund will be responsible for acting in an emergency when a quorum of the Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. Its members are [______].

Governance and Nominating Committee. The Governance and Nominating Committee of the Fund will be responsible for: (a) considering and evaluating the structure, composition and operation of the Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Directors and of those officers (except the CCO) as to whom the Board is charged with approving compensation. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors. Its members are [______].

Investment Performance Committee. The Investment Performance Committee of the Fund will be responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Its members are [_____].

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of the Fund (a) generally will monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) will consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, will establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally will oversee the program by which the adviser seeks to monitor and improve the quality of execution for portfolio transactions; and (e) will generally oversee the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in

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which the Fund deals with the adviser or any affiliate of the adviser as principal or agent. Its members are [______].

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.

The Fund face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, the Fund’s sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the CCO, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation

The following table sets forth information concerning the compensation of the Funds’ Directors. The Funds do not have any pension or retirement plan for their Directors. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, [2011].  For the calendar year ended December 31,

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[2010], the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman fund family. Each officer and Director who is a director, officer or employee of NB Management, NBFI or any entity controlling, controlled by or under common control with NB Management or NBFI serves as a Director and/ or officer without any compensation from the Funds.

The following table sets forth information concerning the compensation of the Directors of the Fund.  The Fund does not have any retirement plan for its Directors.

TABLE OF COMPENSATION

To be added by amendment.

Name and Position with the Fund	Aggregate Compensation from the Fund for the Fiscal Year Ended October 31, [2011]	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors For Calendar Year Ended December 31, [2010]
Independent Directors

Directors who are “Interested Persons”

*  Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the Neuberger Berman fund complex.  The estimate is for the fiscal year ending October 31, [2011].

Ownership of Securities

Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

Set forth below is the dollar range of equity securities owned by each Director as of December 31, [2010].  To be added by amendment.

Name of Director	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*

Independent Directors

Directors who are “Interested Persons”

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* Valuation as of December 31, 2010

Independent Fund Directors Ownership of Securities

As of [_______], 2010, no Independent Director (or his/her immediate family members) owned securities of NB Management or NBFI or securities in an entity controlling, controlled by or under common control with NB Management or NBFI (not including registered investment companies).

Codes of Ethics

The Fund, NB Management and NBFI have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management or NBFI. The Portfolio Managers and other investment personnel who comply with the policies’ pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management will serve as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of [_____], 2011 (“Management Agreement”). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of [______], 2010, NB Management and its affiliates had approximately $[___] billion in assets under management.  NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management.  The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research

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and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.  In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney’s fees and other expenses.  In the event a matter ends without a court ruling on NB Management’s culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel.  The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions.  NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management.  Director(s) and/or officer(s) of NB Management and/or NBFI, currently serve as Directors and officers of the Fund.  See “Directors and Officers.”

Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”).  The liquidation preference of the Preferred Stock is not a liability or permanent equity.

NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of [_____], 2011 (“Administration Agreement”).  Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund’s stockholder servicing agent.  NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities.  NB Management solicits and gathers stockholder proxies, performs services connected with the Fund’s exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

For administrative services, the Fund pays NB Management at the annual rate of 0.25% of average daily Managed Assets. With the Fund’s consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement.  In addition, the Fund may compensate such third parties for accounting and other services.

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All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Management Agreement continues until [_____], 2013.  The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Directors who are not “interested persons” of NB Management or the Fund (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.  The Administration Agreement continues for a period of two years after the date the Fund became subject thereto.  The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Directors, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

The Management Agreement is terminable, without penalty, on 60 days’ written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days’ written notice either by NB Management or by the Fund.  Each Agreement terminates automatically if it is assigned.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not “interested persons” of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments.  The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board.  The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser

NB Management will retain NBFI, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of [_____], 2011 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement for the Fund provides in substance that NBFI will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreement permits NBFI to effect securities transactions on behalf of the Fund through associated persons of NBFI.  The Sub-Advisory Agreement also specifically permits NBFI to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund,

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although NBFI has no current plans to pay a material amount of such compensation. NBFI also serves as a sub-adviser for other investment companies managed by NB Management.

The Sub-Advisory Agreement continues until [_____], 2013, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement.  The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by NBFI on not less than 30 nor more than 60 days’ prior written notice.  The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.  NBFI and NB Management employ experienced professionals that work in a competitive environment.

The Sub-Advisory Agreement provides that NBFI shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Management and Control of NB Management and NBFI

NB Management and NB Fixed Income are indirect subsidiaries of Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”). The directors, officers and/or employees of NB Management who are deemed “control persons,” all of whom have offices at the same address as NB Management, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Amato is a Director of the Fund and Mr. Conti is both a Director and an officer of the Fund. The directors, officers and/or employees of NB Fixed Income who are deemed “control persons,” all of whom have offices at the same address as NB Fixed Income, are: Andrew Johnson and Bradley C. Tank.

On May 4, 2009, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of NB Group’s senior management, acquired a majority interest in the business conducted by NB Management and NB Fixed Income, as well as the equity and certain alternative asset management businesses of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division (together with NB Management and NB Fixed Income, the “Acquired Businesses”) (the “Acquisition”). Prior to that date, NB Fixed Income and the predecessor in interest of NB Management were indirect wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign).

Through NBSH, portfolio managers, NB Group’s management team, and certain of its key employees and senior professionals now indirectly own 52% of the voting equity of NBG.  LBHI and certain affiliates of LBHI own the remaining 48% of NBG’s voting equity. These events will not have a material impact on the Fund or its operations.

Portfolio Manager Information

Accounts Managed

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Ann H. Benjamin, Stephen J. Casey, Russ Covode, Joseph P. Lynch and Thomas P. O’Reilly will serve as Portfolio Managers of the Fund. The table below describes the accounts for which they have day-to-day management responsibility as of [______], 2010.  To be added by amendment.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ann H. Benjamin
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**
Stephen J. Casey
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**
Russ Covode
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**
Joseph P. Lynch
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**

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Thomas P. O’Reilly
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**
* Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.
** Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management and NBFI and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers by NB Management and NBFI

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a

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Portfolio Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period. Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

Since the Fund is new, the Portfolio Managers did not beneficially own any Common Stock of the Fund.

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PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and NBFI (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NBFI have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NB Management or NBFI are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of Directors that the desirability of the Fund’s having their advisory arrangements with NB Management or NBFI outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of NB Management or NBFI (including the Fund, the Other NB Funds, and other managed accounts) and personnel of NB Management or NBFI and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management or NBFI that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Proxy Voting

The Board anticipates that it will delegate to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, NB Management would be required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board would permit NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

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NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available after August 31 of each year, without charge, by calling 1-877-461-1899 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services

Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability,

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integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Manager also may consider the brokerage and research services that broker-dealers provide to the Fund or the Manager. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time affect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman LLC (“NB LLC”), an affiliate of NB Management, from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

The Fund may, from time to time, loan portfolio securities to NB LLC and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board of Directors.

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Fund and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

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Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Directors not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Directors from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Directors.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies anticipated to be adopted by the Board of Directors, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Directors who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

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In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Manager always considers its best execution obligation when deciding which broker to utilize.

A committee comprised of officers of NB Management and employees of NBFI who are Portfolio Managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBFI’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by NB LLC. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by NBFI in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by NBFI from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

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As of the fiscal year ended October 31, 2010, the Fund was not yet a registered investment company; therefore the Fund does not have brokerage data for the prior fiscal years.

Ann H. Benjamin, Stephen J. Casey, Russ Covode, Joseph P. Lynch and Thomas P. O’Reilly are primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Fund. Ann H. Benjamin, Stephen J. Casey, Russ Covode, Joseph P. Lynch and Thomas P. O’Reilly have served as portfolio managers for the Fund since inception. They have each been part of the Fund’s management team since 2011 and they also manage high yield and loan portfolios for NBFI and its predecessor.  Ann H. Benjamin, Stephen J. Casey, Russ Covode, Joseph P. Lynch and Thomas P. O’Reilly have full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.

DISTRIBUTIONS

As described in the Prospectus, initial distributions to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Stock, depending on market conditions.]  To permit the Fund to maintain more stable monthly distributions, it will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period.  Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses or due to an increase in the distribution rate or interest rate on the Fund’s Preferred Stock or Notes, if any. As a result, the distributions the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period.  Undistributed net investment income will be included in the Fund’s NAV and, correspondingly, distributions from undistributed net investment income will reduce that NAV.

For information relating to the impact of the issuance of Preferred Stock or Notes on the distributions made by the Fund to Common Stockholders, see the Prospectus under “Use of Leverage.”

While any Preferred Stock is outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration (1) all accumulated dividends on the Preferred Stock have been paid and (2) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Stock. While any Notes are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the principal amount of any Notes. These limitations on the Fund’s ability to make distributions on its Common Stock could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC.  See “Tax Matters.”

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DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Stock will be issued with a par value of $0.0001 per share.  All Common Stock has equal rights as to the payment of dividends and the distribution of assets upon liquidation.  Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.  Whenever Preferred Stock is outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after giving effect to such distributions.  See “Preferred Stock” below.  Whenever Notes are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless asset coverage (as defined in the 1940 Act) with respect to the Notes would be at least 300%.

The Common Stock is expected to be listed on the NYSE Amex.  The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than net asset value.  Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value.  There can be no assurance that shares of Common Stock or shares of other closed-end funds will trade at a price higher than net asset value in the future.  Net asset value will be reduced immediately following the offering of Common Stock as a result of payment of the sales load and organization and offering expenses.  Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure.  Whether investors will realize gains or losses upon the sale of Common Stock will not depend solely upon the Fund’s NAV but will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the original purchase price for the shares.  Since the market price of the Fund’s Common Stock will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below, or above NAV or at, below or above the initial public offering price.  Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.  See “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund” and the Fund’s Prospectus under “Use of Leverage.”

Preferred Stock

The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of Preferred Stock.  The Preferred Stock may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

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The Board has indicated its intention to authorize an offering of Preferred Stock and/or Notes within approximately one to three months after completion of the offering of Common Stock, subject to market conditions and to the Board’s continuing belief that leveraging the Fund’s capital structure through the issuance of Preferred Stock and/or Notes is likely to achieve the benefits to the Common Stockholders described in the Prospectus and this SAI.  Although the terms of the Preferred Stock, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Preferred Stock offering, the Board has indicated that the Preferred Stock would likely pay distributions based on short-term rates.  The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Stock are expected to be as stated below.

As used in this SAI, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding Common Stock, Preferred Stock and Notes, with no deduction for the liquidation preference of the Preferred Stock or principal amount of the Notes.  Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Stock from “net assets,” so long as the Preferred Stock have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s Preferred Stock will be treated as stock (rather than indebtedness).

Limited Issuance of Preferred Stock.  Under the 1940 Act, the Fund could issue Preferred Stock with an aggregate liquidation value of up to one-half of the value of the Fund’s net assets, measured immediately after issuance of the Preferred Stock.  “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless the liquidation value of the Preferred Stock is less than one-half of the value of the Fund’s net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.  To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Stock for purposes of these asset coverage requirements.  The liquidation value of the Preferred Stock and/or Notes is expected to be approximately 25% of the value of the Fund’s net assets.  The Fund intends to purchase or redeem Preferred Stock, if necessary, to keep the liquidation value of the Preferred Stock plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund’s net assets.

Distribution Preference.  The Preferred Stock will have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Stock (“Preferred Stockholders”) will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.  After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the

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Fund.  A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.  In connection with any issuance of Preferred Stock, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Stock be voting shares.  Except as otherwise provided in the Articles or the Fund’s Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

In connection with the election of the Fund’s Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund’s Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class.  In addition, if at any time dividends on the Fund’s outstanding Preferred Stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under “Investment Restrictions.”  The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Stock and Preferred Stock necessary to authorize the action in question.

Preferred Stockholders would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Stock by the Fund.  The terms of the Preferred Stock may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased.  Any redemption or purchase of Preferred Stock by the Fund will reduce the leverage applicable to Common Stock, while any resale of shares by the Fund will increase such leverage.

The discussion above describes the Board’s current intention with respect to a possible offering of Preferred Stock.  If the Board determines to authorize such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Articles and Bylaws.

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CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

The Articles require a vote by a majority of the Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act (“Independent Directors”), of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund’s assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund’s shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action.  The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group.  None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon.  As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately.  Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

Reference should be made to the Articles on file with the SEC for the full text of these provisions.

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REPURCHASE OF COMMON STOCK; TENDER OFFERS;

CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Shares of a closed-end management investment company may frequently trade at prices lower than NAV.  The Board will regularly monitor the relationship between the market price and net asset value of the Common Stock.  If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company.  The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Preferred Stock is outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued dividends on Preferred Stock have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company.  In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on Preferred Stock and/or Notes issued by the Fund and general market and economic conditions.

See “Anti-Takeover and Other Provisions in the Articles of Incorporation” in the Prospectus and “Certain Provisions in the Articles of Incorporation” in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Stock and Notes then outstanding (requiring in turn that it liquidate a

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portion of its investment portfolio), and the Fund’s Common Stock would no longer be listed on the NYSE Amex. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock.  Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Stock at a time when Preferred Stock or Notes are outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. See the Fund’s Prospectus under “Risks – Risk of Leverage.”

Before deciding whether to take any action if the Fund’s Common Stock trades below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of the material federal income and excise tax aspects concerning the Fund and the purchase, ownership and disposition of Common Stock.  This discussion does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances.  Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Stock as a capital asset.  This discussion is based on current provisions of the Code and the regulations promulgated thereunder (“Regulations”) and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect).  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of Common Stock, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

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Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a RIC.  To qualify for that treatment, the Fund must, among other things:

(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year (“Distribution Requirement”); and

(c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the issuer’s outstanding voting securities, and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below).  If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income.  The Fund also will annually (1) distribute its net capital gain or (2) retain all or a portion of its net capital gain for investment.  If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount.  See “Taxation of the Stockholders” for a description of the consequences to the Fund’s stockholders of retained net capital gain.

To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of

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either from the prior year, it will be subject to a nondeductible 4% excise tax (“Excise Tax”).  For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax.  A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

If the Fund issues Preferred Stock, then, at any time when Preferred Stock is outstanding, and the Fund’s assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Common Stock until such requirements are satisfied, which may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both.

Taxation of the Stockholders

Distributions.  As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its earnings and profits.  The Fund currently expects that most dividends it pays will not be eligible for the dividends-received deduction available to corporations and will not be eligible for the new reduced maximum federal income tax rate on “qualified dividend income” received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“2003 Tax Act”).  Distributions of net capital gain that are properly designated as such (“Capital Gain Dividends”) will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held the shares in the Fund.  Under the 2003 Tax Act, Capital Gain Dividends the Fund pays to individuals with respect to gains it recognizes on sales or exchange of capital assets between May 6, 2003 and December 31, 2008 will be subject to a maximum federal income tax rate of 15%.

As noted under “Investment Strategies, Techniques and Risks – Securities Loans,” the Fund may lend portfolio securities to institutional investors and, during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends paid on the securities.  If securities are on loan over their ex-dividend date, the “equivalent” payments will not be treated as dividends for purposes of the reduced tax rate on individuals’ dividends mentioned above.

Distributions on the Fund’s shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder’s investment.  Those distributions are likely to occur in respect of shares purchased when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed or income that is not distributed.  Those realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder’s investment (and thus included in the price the stockholder paid).

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If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a “return of capital” to the extent of the stockholder’s tax basis in its shares and thereafter as capital gain.  A return of capital is not taxable, but it reduces a stockholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.

If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities.  For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder’s gross income and the tax credit claimed by the stockholder under clause (2) of the preceding sentence.

The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

Sale or Redemption of Shares.  A stockholder’s sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder’s basis in those shares.  In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate enacted by the 2003 Tax Act on net capital gain, as described above) if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss.  However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received (or the stockholder’s share of any undistributed capital gains designated) with respect to the shares.  All or a portion of any loss realized on a taxable disposition of Common Stock will be disallowed if other Common Stock is purchased within 30 days before or after the disposition.  In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for some of its shares.  A tender of shares pursuant to such an offer would be a taxable event.  If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

Under recently promulgated U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of

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whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number.  Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, “backup withholding”).  The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.  Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder’s federal income tax liability.

Tax Consequences of Certain Investments

Certain Real Estate Companies.  Income that the Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) (“RE Partnership”) will be treated as qualifying income under the Income Requirement only to the extent it is attributable to the RE Partnership’s income items that would be qualifying income if realized directly by the RIC in the same manner as realized by the RE Partnership.  The Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

REMICs.  The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, a REIT’s income attributable to such an interest (an “excess inclusion”) generally will be allocated to the REIT’s shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC’s excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) would constitute unrelated business taxable income to them. In addition, if a “disqualified organization” (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC’s shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the

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highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

Hedging Transactions.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions.  The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

Foreign Securities.  Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities.  Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” the Fund receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, it would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

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The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year.  “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Securities Issued or Purchased at a Discount.  The Fund may acquire zero coupon or other securities issued with OID.  As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

*           *           *

The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

REPORTS TO STOCKHOLDERS

Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund.  The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

[____] will serve as custodian for assets of the Fund.  The custodian performs custodial and fund accounting services.  [____] will serve as the transfer agent, registrar and distribution disbursement agent for the Common Stock, as well as agent for the Distribution Reinvestment Plan relating to the Common Stock.

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INDEPENDENT AUDITORS

[____] will serve as independent auditors for the Fund.  [____] will provide audit services, tax return preparation and assistance and consultation in connection with review of the Fund’s filings with the Securities and Exchange Commission.

COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, will pass upon certain legal matters in connection with shares of Common Stock offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

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FINANCIAL STATEMENT

To be added by amendment.

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APPENDIX A

RATINGS OF CORPORATE AND MUNICIPAL BONDS AND COMMERCIAL PAPER

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

-	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
-	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
-	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default , categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

PART C: OTHER INFORMATION

Item 25.                      Financial Statements and Exhibits

(1)           Financial Statements

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment.)
Statement of Assets and Liabilities. (To be filed by subsequent amendment.)

(2)           Exhibits

(a)		Articles of Incorporation. (Filed herewith.)
(b)		By-Laws. (To be filed by subsequent amendment.)
(c)		Not applicable.
(d)	(i)	Articles Sixth, Ninth, Tenth, Eleventh, Twelfth and Fourteenth of the Articles of Incorporation. Incorporated by Reference to Item 2(a) above.
	(ii)	Articles II, VI and X of the By-Laws. (To be filed by subsequent amendment.)
(e)		Distribution Reinvestment Plan. (To be filed by subsequent amendment.)
(f)		Not applicable.
(g)	(i)	Form of Management Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Sub-Advisory Agreement. (To be filed by subsequent amendment.)
(h)	(i)	Form of Underwriting Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Master Agreement Among Underwriters. (To be filed by subsequent amendment.)
	(iii)	Form of Master Selected Dealer Agreement. (To be filed by subsequent amendment.)
(i)		Not applicable.
(j)	(i)	Form of Custodian Agreement. (To be filed by subsequent amendment.)
(k)	(i)	Form of Stock Transfer Agency Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Administration Agreement. (To be filed by subsequent amendment.)
(l)		Opinion and Consent of K&L Gates LLP as to Registrant's Common Stock. (To be filed by subsequent amendment.)
(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment.)
(o)		Not applicable.
(p)		Letter of investment intent. (To be filed by subsequent amendment.)
(q)		Not applicable.
(r)	(i)	Code of Ethics for Registrant and its investment manager. (To be filed by subsequent amendment.)
	(ii)	Code of Ethics for sub-advisor. (To be filed by subsequent amendment.)

Item 26.	Marketing Arrangements

See form of Underwriting Agreement to be filed by amendment.

Item 27.	Other Expenses of Issuance and Distribution

Registration and Filing Fees	$	*
FINRA Fees		*
Printing Costs and Engraving		*
Legal Fees and Expenses		*
Exchange Listing Fees		*
Accounting Fees and Expenses		*
Miscellaneous Expenses		*

Total	$	*

 _____________________
*   To be filed by subsequent amendment.

Item 28.	Persons Controlled by or Under Common Control

None.1

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of January [   ], 2011 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Common Stock, par value $0.0001 per share	None

1 Until such time as the Registrant completes the public offering of its Common Stock, [________] will be a control person of the Registrant. [_____] is a wholly owned subsidiary of [_____]

Item 30.	Indemnification

Article Twelfth of the Registrant’s Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund’s request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940, as amended (“1940 Act”)), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law (“Maryland Code”) permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418 of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Adviser

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman Fixed Income LLC (“NBFI”) is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS
Joseph V. Amato Chief Investment Officer (Equities) and Managing Director, NB Management	Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; President, Chief Executive Officer and Chief Investment Officer, Neuberger Berman LLC (“NB LLC”), since 2009; Director and

NAME	BUSINESS AND OTHER CONNECTIONS

Managing Director of NBFI (formerly known as Lehman Brothers Asset Management LLC) since 2007; formerly, Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., 2006-2009; formerly, Member of the Investment Management Division’s Executive Management Committee, Lehman Brothers Holdings Inc., 2006-2009; Board member of NBFI since 2006; formerly, Managing Director, Lehman Brothers Inc., 2006 to 2008; Trustee, Neuberger Berman Income Funds; Trustee, Neuberger Berman Equity Funds; Trustee, Neuberger Berman Advisers Management Trust; Trustee, Neuberger Berman Alternative Funds; Director, Neuberger Berman Intermediate Municipal Fund Inc.; Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Director, Neuberger Berman High Yield Strategies Fund Inc.; Director, Neuberger Berman Flexible High Income Fund Inc.

Thanos Bardas Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

John J. Barker Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Ann H. Benjamin Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Michael L. Bowyer Managing Director, NB Management	Associate Portfolio Manager.

Claudia A. Brandon Senior Vice President and Assistant Secretary, NB Management
Senior Vice President, NB LLC since 2007; formerly, Vice President, NB LLC, 2002 to 2006 and Employee since 1999; Executive Vice President and Secretary, Neuberger Berman Advisers Management Trust; Executive Vice President and Secretary, Neuberger Berman Equity Funds; Executive Vice President and Secretary, Neuberger Berman Income Funds; Executive Vice President and Secretary, Neuberger Berman Alternative Funds; Executive Vice President and Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman High Yield Strategies Fund Inc.; Director, Neuberger Berman Flexible High Income Fund Inc.

David M. Brown Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

David H. Burshtan Managing Director, NB Management	Portfolio Manager.

Stephen J. Casey Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Robert Conti President and Chief Executive Officer, NB Management
Managing Director, NB LLC since 2007; formerly, Senior Vice President of NB LLC, 2003 to 2006; formerly, Vice President, NB LLC, from 1999 to 2003; President, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; President, Chief Executive Officer and Trustee, Neuberger Berman Alternative Funds; President, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman High Yield Strategies Fund Inc.; Director, Neuberger Berman Flexible High Income Fund Inc.

Russ Covode	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Robert W. D’Alelio Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Alexandre Da Silva Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

John C. Donohue Vice President, NB Management	Portfolio Manager.

John Dorogoff Chief Financial Officer and Managing Director, NB Management	Chief Financial Officer and Managing Director, NB LLC.

Ingrid Dyott Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager; Portfolio Manager.

Janet Fiorenza Managing Director, NB Management	Managing Director, NB LLC.

Lawrence K. Fisher Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Daniel J. Fletcher Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Michael Foster Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

Greg Francfort Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

William J. Furrer	Senior Vice President, NBFI; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Senior Vice President, NB Management

Maxine L. Gerson Secretary, General Counsel and Managing Director, NB Management
Managing Director, Deputy General Counsel and Assistant Secretary, NB LLC; Executive Vice President and Chief Legal Officer, Neuberger Berman Income Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Equity Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Advisers Management Trust; Executive Vice President and Chief Legal Officer, Neuberger Berman Alternative Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund Inc.

Anthony Gleason Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Richard Grau Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

Todd E. Heltman Vice President, NB Management	None; Formerly, Portfolio Manager.

James L. Iselin Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

Andrew A. Johnson Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Brian Jones Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

Kristina Kalebich Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Gerald Kaminsky Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Michael Kaminsky Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Brian Kerrane Chief Administrative Officer and Senior Vice President, NB Management
Senior Vice President, NB LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies

NAME	BUSINESS AND OTHER CONNECTIONS

Fund Inc.

Sajjad S. Ladiwala Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Associate Portfolio Manager.

Wai Lee Vice President, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager

David M. Levine Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Richard S. Levine Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Kristian J. Lind Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

Joseph P. Lynch Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

James F. McAree Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

S. Blake Miller Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

Arthur Moretti Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

S. Basu Mullick Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Richard S. Nackenson Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Benjamin H. Nahum Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Thomas P. O’Reilly Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Loraine Olavarria Assistant Secretary, NB Management	None.

Kevin Pemberton Vice President, NB Management	None.

Alexandra Pomeroy Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Bobby T. Pornrojnangkool Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Andrew Provencher	Managing Director, Neuberger Berman LLC; Vice President,

NAME	BUSINESS AND OTHER CONNECTIONS

Managing Director, NB Management
Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

Elizabeth Reagan Managing Director, NB Management	None.

Brett S. Reiner Managing Director, NB Management	Associate Portfolio Manager.

Daniel D. Rosenblatt Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Conrad A. Saldanha Managing Director, NB Management	Portfolio Manager.

Mindy Schwartzapfel Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Benjamin E. Segal Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Steve S. Shigekawa Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Neil S. Siegel Managing Director, NB Management
Managing Director, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

Ronald B. Silvestri Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Amit Soloman Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Thomas A. Sontag Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Michelle B. Stein Managing Director, NB Management	Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Mamundi Subhas Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Bradley C. Tank Chief Investment Officer (Fixed Income) and Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director, NBFI; Portfolio Manager.

Kenneth J. Turek Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Judith M. Vale Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Richard Werman Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Chamaine Williams Chief Compliance Officer and Senior Vice President, NB Management
Chief Compliance Officer, Neuberger Berman Income Funds; Chief Compliance Officer, Neuberger Berman Equity Funds; Chief Compliance Officer, Neuberger Berman Advisers Management Trust; Chief Compliance Officer, Neuberger Berman Alternative Funds; Chief Compliance Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Compliance Officer, Neuberger Berman High Yield Strategies Fund Inc.

The principal address of NB Management, Neuberger Berman LLC and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Information as to the directors and officers of NBFI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NBFI in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61757) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant’s Articles of Incorporation and By-Laws, minutes of meetings of the Registrant’s Directors and stockholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

Item 33.	Management Services

None.

Item 34.	Undertakings

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 21st day of January, 2011.

Neuberger Berman Flexible High Income Fund Inc.

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	Director, President, Chief Executive Officer and Treasurer (Chief Financial and Accounting Officer)	January 21, 2011
Robert Conti
/s/ Joseph V. Amato	Director	January 21, 2011
Joseph V. Amato
/s/ Claudia A. Brandon	Director	January 21, 2011
Claudia A. Brandon

INDEX TO EXHIBITS

(a)	Articles of Incorporation dated January 21, 2011.